As filed with the Securities and Exchange Commission on April 26, 2019

Registration No. 333-164140

811-07451

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 10

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT T

(formerly, John Hancock Variable Annuity Account JF)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Approximate date of public offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2019, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Annuity Insurance Contracts

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Declaration Variable Annuity Prospectus

Patriot Variable Annuity Prospectus

Revolution Access Variable Annuity Prospectus

Revolution Extra Variable Annuity Prospectus

Revolution Value Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.

Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Declaration Variable Annuity Prospectus

Patriot Variable Annuity Prospectus

Revolution Access Variable Annuity Prospectus

Revolution Extra Variable Annuity Prospectus

Revolution Value Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2019

This Prospectus describes interests in the deferred Purchase Payment Variable Annuity Contracts listed above that were previously issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA. You, the Contract Owner, should refer to the first page of your Contract, to determine which of the above Contracts you purchased.

This Prospectus describes the variable portion of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Separate Account”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK VARIABLE INSURANCE TRUST

500 Index Trust	Fundamental All Cap Core Trust	Lifestyle Growth Portfolio	Short Term Government Income Trust
Active Bond Trust	Global Bond Trust	Managed Volatility Balanced MVP	Small Cap Index Trust
Blue Chip Growth Trust	Health Sciences Trust	Mid Cap Index Trust	Small Cap Stock Trust
Capital Appreciation Trust	High Yield Trust	Mid Cap Stock Trust	Small Cap Value Trust
Core Bond Trust	International Equity Index Trust	Mid Value Trust	Total Bond Market Trust
Equity Income Trust	International Value Trust	Money Market Trust[1]	Total Stock Market Index Trust
Financial Industries Trust	Lifestyle Balanced Portfolio	Real Estate Securities Trust	Ultra Short Term Bond Trust

1 Subject to restrictions (see “IV. Basic Information – Allocation of Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Account and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center
Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

0419:JHVPRO	RevDecPat 2019

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act:  The Investment Company Act of 1940, as amended.

Accumulation Period:  The period between the issue date of the Contract and its Maturity Date.

Additional Purchase Payment:  Any Purchase Payment made after the initial Purchase Payment.

Annuitant:  Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.

Annuities Service Center:  The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Option:  The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Period:  The period when we make annuity payments to you following the Maturity Date.

Annuity Unit:  A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary:  The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.

Business Day:  Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code:  The Internal Revenue Code of 1986, as amended.

Company:  John Hancock Life Insurance Company (U.S.A.).

Contract:  The Variable Annuity contract described by this Prospectus.

Contract Anniversary:  The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date:  The date of issue of the Contract.

Contract Value:  The total of the Investment Account values attributable to the Contract.

Contract Year:  A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Fixed Annuity:  An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option:  An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any Guarantee Period.

General Account:  All of the Company’s assets other than assets in its Separate Account and any other separate accounts that it may maintain.

Good Order:  The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Guarantee Period:  Under the Contract, you make a Purchase Payment to us, and we credit interest for a period of time known as the Guarantee Period.

Investment Account:  An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options:  The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHVLICO:  John Hancock Variable Life Insurance Company.

John Hancock USA:  John Hancock Life Insurance Company (U.S.A.).

Maturity Date:  The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract:  A Contract which was not issued under a Qualified Plan.

Owner or Contract Owner (“you”):  The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this Prospectus as “you.”

Portfolio:  A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus:  This prospectus that describes interests in a Contract.

Purchase Payment:  An amount you pay to us for the benefits provided by the Contract.

Qualified Contract:  A Contract issued under a Qualified Plan.

Qualified Plan:  A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider:  An optional benefit that you may have elected for an additional charge.

Separate Account:  John Hancock Life Insurance Company (U.S.A.) Separate Account T. A Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse:  Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount:  A separate division of the Separate Account.

Surrender Value:  The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity:  An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option:  An Investment Option corresponding to a Subaccount of the Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount:  The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. Please consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available under the Contracts described in this Prospectus as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is a so-called “series” type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you do not wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract Value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a “market value adjustment.”

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you would have been issued a group certificate. If that is the case, the word “Contract” as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the 403(b) Plan through your employer, the 403(b)Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and, (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may have accepted, rejected or modified any of the terms of a proposed Information Sharing Agreement presented to us, and we may not have entered into an Information Sharing Agreement with your 403(b) Plan.

For more information regarding 403(b) Plans, please see “IX. Federal Tax Matters – Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

The Contracts were not available in all states.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Contract. The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as the fees and expenses you pay when you make Additional Purchase Payments under the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses[1]	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Withdrawal Charge (as % of amount of the Purchase Payment that we consider to have been withdrawn) [2]	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	None	7% for the 1st year 7% for the 2nd year 7% for the 3rd year 7% for the 4th year 6% for the 5th year 5% for the 6th year 4% for the 7th year 0% thereafter	7% for the 1st year 6% for the 2nd year 5% for the 3rd year 4% for the 4th year 3% for the 5th year 2% for the 6th year 1% for the 7th year 0% thereafter
Maximum transfer charge[3]	$25	N/A	$25	$25	$25

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

[3]

This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you pay periodically during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level.

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Maximum Annual Contract Fee[1]	$50	$50	$50	$50	$50
Current Annual Contract Fee[2]	$30	$30	$30	$30	$30

Separate Account Annual Expenses (as a percentage of Contract Value in the Variable Investment Options)[3]
(Contracts with initial Purchase Payment less than $250,000)
Asset-Based Charge[4]	1.25%	1.25%	1.25%	1.25%	1.25%
(Contracts with initial Purchase Payment greater than $250,000)
Asset-Based Charge[4]	1.00%	1.00%	1.25%	1.25%	1.25%

Optional Benefit Rider Charges[5] (as a percentage of your Contract’s total value unless otherwise stated)
Accidental Death Benefit Rider	0.10%	0.10%	Not Offered	Not Offered	Not Offered
Accumulated Value Enhancement (“CARESolutions Plus”) Rider[6] (as a percentage of your initial Purchase Payment)	Not Offered	Not Offered	Maximum: 1.00% Current: 0.40%	Maximum: 1.00% Current: 0.35%	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	Not Offered	Not Offered	0.25%	0.25%	0.25%
Enhanced “Stepped-Up” Death Benefit Rider	0.15%	0.15%	Not Offered	Not Offered	Not Offered
Enhanced Death Benefit Rider[7]	Not Offered	Not Offered	0.25%	0.25%	0.25%
Guaranteed Retirement Income Benefit Rider[8]	Not Offered	Not Offered	0.30%	0.30%	0.30%
Nursing Home Waiver[8]	0.05%	0.05%	Not Offered	Not Offered	Not Offered
Waiver of Withdrawal Charge (“CARESolutions”) Rider[9]	Not Offered	Not Offered	Not Offered	0.10%	0.10%

[1]

This charge is not currently imposed and would apply only to Declaration and Patriot Contracts of less than $10,000; and Revolution Access, Revolution Extra, and Revolution Value Contracts of less than $50,000.

[2]

This charge applies only to Declaration and Patriot Contracts of less than $10,000; and Revolution Access, Revolution Extra, and Revolution Value Variable Annuities Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

[3]

We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options. For Revolution Access, Revolution Extra and Revolution Value Variable Annuities Contracts, the charge does not apply to the guarantee rate account under our dollar-cost averaging value program.

[4]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[5]	Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in this table.

[6]

This Rider was available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to do so on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

[7]	In certain states (and for Riders issued prior to May 1, 2002), the rate for Enhanced Death Benefit Rider may be lower than the amount shown.

[8]	This Rider was not available for Contracts issued after April 30, 2004.

[9]	This charge is imposed as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2018)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees and other expenses	0.25%	1.12%

Examples

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

EXAMPLE 1

The first example assumes that you invest $10,000 in a Contract with all the optional benefit Riders that may have been available. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maximum Portfolio Level Total Operating Expenses
Declaration Variable Annuity with: Enhanced “Stepped-Up” Death Benefit Rider; Accidental Death Benefit Rider; and Nursing Home Waiver Rider	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$815	$1,290	$1,793	$3,046
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$275	$843	$1,437	$3,046
Patriot Variable Annuity with: Enhanced “Stepped-Up” Death Benefit Rider; Accidental Death Benefit Rider; and Nursing Home Waiver Rider	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$813	$1,286	$1,787	$3,033
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$273	$839	$1,431	$3,033
Revolution Access Variable Annuity with: Enhanced Death Benefit Rider Earnings Enhancement Death Benefit Rider Accumulated Value Enhancement Rider; and Guaranteed Retirement Income Benefit Rider	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$421	$1,272	$2,133	$4,336
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$421	$1,272	$2,133	$4,336

Revolution Extra Variable Annuity with:

Waiver of Withdrawal Charge Rider;

Enhanced Death Benefit Rider;

Earnings Enhancement Death Benefit Rider;

Accumulated Value Enhancement Rider; and

Guaranteed Retirement Income Benefit Rider

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,062	$1,932	$2,722	$4,430
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$432	$1,303	$2,184	$4,430

Maximum Portfolio Level Total Operating Expenses

Revolution Value Variable Annuity with:

Waiver of Withdrawal Charge Rider;

Enhanced Death Benefit Rider;

Earnings Enhancement Death Benefit Rider;

Accumulated Value Enhancement Rider; and

Guaranteed Retirement Income Benefit Rider.

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,061	$1,749	$2,447	$4,418
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$431	$1,300	$2,178	$4,418

EXAMPLE 2

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Minimum Portfolio Level Total Operating Expenses
Declaration Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$695	$929	$1,187	$1,820
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$482	$ 833	$1,820
Patriot Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$695	$926	$1,183	$1,811
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$480	$ 828	$1,811
Revolution Access Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$155	$480	$828	$1,811
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$480	$828	$1,811
Revolution Extra Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$785	$1,107	$1,362	$1,817
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$ 482	$ 831	$1,817
Revolution Value Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$784	$925	$1,092	$1,808
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$154	$479	$827	$1,808

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. Basic Information

What is the Contract?

Each of the five (5) Contracts listed on the first page of this Prospectus is a deferred purchase payment variable annuity contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Because this Contract is also a “deferred payment” contract, the annuity payments will begin on a future date, called the Contract’s Maturity Date. Under a “variable annuity” contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity was provided under a master group contract, the term “Contract” as used in this Prospectus refers to the certificate you were issued and not to the master group contract.

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue.

Who owns the Contract?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

Is the Owner also the Annuitant?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant or joint Annuitant if that person met our underwriting standards. We may also have permitted you to name as joint Annuitants two persons other than yourself if those persons met our underwriting standards.

How can I invest money in a Contract?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract Value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

Contract	Minimum Initial Purchase Payment	Minimum Additional Purchase Payment	Minimum Direct Deposit Additional Purchase Payment
Declaration	$1,000	$500	$100
Patriot	$1,000	$500	$100
Revolution Access	$25,000	$200	$100
Revolution Extra	$10,000	$200	$100
Revolution Value	$5,000	$200	$100

Currently, we do not enforce these minimum Additional Purchase Payment amounts, but we may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

Limits on Additional Purchase Payments

You can make Additional Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option, in any one Contract Year may

not exceed $1 million. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date until the age limit shown below:

If your Contract is used to fund	You may not make any Purchase Payments after the Annuitant reaches age
A Qualified Plan	70 1⁄2[1]
A Nonqualified plan	85[2]

[1]	Except for a Roth IRA, which has an age limit of 85.
[2]	84 1⁄2 for Declaration Variable Annuity.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments. Additional Purchase Payments made by check must be:

●	drawn on a U.S. bank;
●	drawn in U.S. dollars; and
●	made payable to “John Hancock” and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we credit it to your Contract on the next Business Day. We will promptly return any Additional Purchase Payment not in Good Order.

We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire. You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

How will the value of my investment in the Contract change over time?

Variable Investment Options

You may invest in any of the Variable Investment Options (subject to any restrictions). Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolios of the Variable Investment Options you select and/or upon the interest we credit on each Fixed Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, please consider the features of other variable annuity contracts offered by us or by other life insurance companies before submitting an Additional Purchase Payment.

Fixed Investment Options

The amount you’ve invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the Guarantee Period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, “surrender” or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This “market value adjustment” (or “MVA”) imposes investment risks on you. We describe how the market value adjustments work in “Calculation of Market Value Adjustment (“MVA”).”

Extra Credit Feature

(Available only on the Revolution Extra Variable Annuity Contracts)

Each time you make a Purchase Payment, we will credit an extra amount to your Contract Value in addition to the amount of the Purchase Payment. If your Purchase Payment is greater than $10,000 and less than $2.5 million, the extra amount will be equal to 3.5% of the Purchase Payment. If your Purchase Payment is $2.5 million or more, the extra amount will be equal to 5.0% of the Purchase Payment. These extra amounts are referred to as extra credits. Each extra credit will be credited to your Contract at the same time the Purchase Payment is credited and will be allocated among the Variable Investment Options and the Fixed Investment Options in the same way that the Purchase Payment is allocated (see “Allocation of Purchase Payments”). However, each extra credit will be treated as “earnings” under your Contract, not as a Purchase Payment for determining withdrawal charges. Amounts attributable to extra credits will be considered “earnings” under a Contract for federal tax purposes and “earnings” with respect to our determination of certain benefits under your Contract and any optional benefit Riders that you may have purchased.

We expect to make a profit from the Contracts and anticipate that a portion of the withdrawal charge, and any profits derived from other Contract fees and charges will be used to help recover our cost of providing the extra credit feature. (For a description of these fees and charges, see the response to the question “What fees and charges are deducted from my Contract?”) Under certain circumstances (such as a withdrawal of money that is in excess of the free Withdrawal Amounts, while a withdrawal charge is in effect) the cost associated with the extra credit feature may exceed the extra credit amount and any related earnings. You should consider this possibility before remitting any Additional Purchase Payments for a Revolution Extra Contract.

What Annuity Benefits does the Contract provide?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your choices that are in effect on the Maturity Date.

You should carefully review the discussion under “VIII. The Annuity Period” for information about all of these choices you can make.

To what extent can John Hancock USA vary the terms and conditions of the Contracts?

State Insurance Law Requirements

Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, Guarantee Periods, and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used, if any; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

How can I change my Contract’s Investment Options?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your “Investment Options”) into which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “VIII. The Annuity Period.”

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

We do not impose a charge for transfer requests under your Contract.

Frequent Transfer Restrictions. Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.

Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to any of our dollar-cost averaging programs (only the Revolution Value Variable Annuity has more than one dollar-cost averaging program) or our Strategic Rebalancing Program; (b) transfers from a Fixed Investment Option at the end of its fixed investment period; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under the Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply the Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Procedure for Transfers among Investment Options

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center. Your request should include:

●	your name;
●	daytime telephone number;
●	Contract number;
●	the names of the Investment Options to and from which assets are being transferred;
●	the amount of each transfer; and
●	your signature and date of the request.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar-Cost Averaging Programs

Under our standard dollar-cost averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the standard dollar-cost averaging program:

●	you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;
●	you may discontinue the program at any time;
●	the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;
●	automatic transfers to or from Fixed Investment Options are not permitted under this program; and
●	the program will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.

(Available only on the Revolution Value Variable Annuity.) Under our dollar-cost averaging value program, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the “DCA rate account.” For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

●	that your deposit should be allocated to this program; and
●	the Variable Investment Options to which assets will be transferred; and
●	the percentage amount to be transferred to each such Variable Investment Option.

●

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

The dollar-cost averaging programs allow investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging programs do not guarantee profits or prevent losses in a declining market and require regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging programs do not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in either dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the dollar-cost averaging programs at any time.

Please consult with your financial representative to assist you in determining whether a dollar-cost averaging program is suited for your financial needs and investment risk tolerance.

Special Transfer Service – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include all Contract Value in your Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as a dollar-cost averaging program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

The Fixed Investment Options do not participate in and are not affected by asset rebalancing. There is no charge for the asset rebalancing program. Also, fund transfers under this program do not trigger transfer fees (where applicable) nor do they count towards any applicable transfer limits. We reserve the right to modify, terminate or suspend the asset rebalancing program at any time.

What fees and charges are deducted from my Contract?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios’ prospectuses.

Asset-Based Charges

We deduct asset-based charges daily, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts, as follows:

Separate Account Annual Expenses (as a percentage of Contract Value in the Variable Investment Options)

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
(Contracts with initial Purchase Payment less than $250,000) Asset-Based Charge	1.25%	1.25%	1.25%	1.25%	1.25%
(Contracts with initial Purchase Payment greater than $250,000) Asset-Based Charge	1.00%	1.00%	1.25%	1.25%	1.25%

This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using, to compensate us primarily for mortality and expense risks that we assume under the Contract and to compensate us, in part, for administrative and clerical services.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. We deduct the asset-based administrative services charge daily for administrative and clerical services that the Contracts require us to provide. The rate of the mortality and expense risks and administrative services charges cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Annual Contract Fee

We currently deduct a $30 annual Contract fee at the end of each Contract Year for a Declaration or Patriot Contract with a total value of less than $10,000 and also for a Revolution Access, Revolution Extra or Revolution Value Contract with a total value of less than $50,000. We also deduct the annual fee before then if you surrender your Contract, unless your Contract’s total value, at the time of surrender, is above either $10,000 for Declaration and Patriot Contracts, or $50,000 for Revolution Access, Revolution Extra, and Revolution Value Contracts.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.

State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.

[2]	We pay premium tax upon receipt of Purchase Payment.

[3]	0.08% on Purchase Payments in excess of $500,000.

[4]	Referred to as a “maintenance fee.”

Withdrawal Charge

(Not applicable to the Revolution Access Variable Annuity)

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. Some people refer to this charge as a “contingent deferred withdrawal load.” The amount of this charge will depend on the type of Contract you purchased and the number of years that have passed since we received your Purchase Payments, as shown below:

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Withdrawal Charge (as % of amount withdrawn or surrendered)[1]	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	None	7% for the 1st year 7% for the 2nd year 7% for the 3rd year 7% for the 4th year 6% for the 5th year 5% for the 6th year 4% for the 7th year 0% thereafter	7% for the 1st year 6% for the 2nd year 5% for the 3rd year 4% for the 4th year 3% for the 5th year 2% for the 6th year 1% for the 7th year 0% thereafter

[1]

This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

Withdrawal charges help to compensate us for the cost of selling the Contracts, including expenses relating to the extra credit feature under Revolution Extra Variable Annuity Contracts. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

Free Withdrawal Amounts (applicable to Revolution Extra and Revolution Value Contracts). If you purchased a Revolution Extra or Revolution Value Contract and have any earnings in your Contract, you can always withdraw that profit without any withdrawal charge. By “earnings,” we mean the amount by which your Contract Value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. For Revolution Extra Contracts, “earnings” also includes any amounts attributable to an extra credit. If your Contract doesn’t have any earnings (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

Free Withdrawal Amounts (applicable to Patriot and Declaration Contracts). If you purchased a Patriot or Declaration Contract, you can make withdrawals without any withdrawal charge, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

How we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free Withdrawal Amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been “withdrawn” under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the Withdrawal Amount comes from Investment Option “A” and 40% from Investment Option “B,” then we deduct 60% of the withdrawal charge from Investment Option “A” and 40% from Investment Option “B.” If any such option has insufficient remaining value to cover the charge, we deduct any shortfall from all of your other Investment Options, pro rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

When withdrawal charges don’t apply: We don’t assess a withdrawal charge in the following situations:

●	on amounts applied to an Annuity Option at the Contract’s Maturity Date or to pay a death benefit;
●	on certain withdrawals if you have elected the Rider that waives the withdrawal charge (nursing home Rider for Declaration and Patriot Variable Annuities); or
●

on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans, with respect to this Contract. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge. If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

Optional Benefit Rider Charges1 (as a percentage of your Contract’s total value unless otherwise stated)

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Accidental Death Benefit Rider	0.10%	0.10%	Not Offered	Not Offered	Not Offered

Accumulated Value Enhancement (“CARESolutions Plus”) Rider[2] (as a percentage of your initial Purchase Payment)	Not Offered	Not Offered	Maximum: 1.00% Current: 0.40%	Maximum: 1.00% Current: 0.35%	Maximum: 1.00% Current: 0.35%

Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	Not Offered	Not Offered	0.25%	0.25%	0.25%

Enhanced “Stepped-Up” Death Benefit Rider	0.15%	0.15%	Not Offered	Not Offered	Not Offered

Enhanced Death Benefit Rider[3]	Not Offered	Not Offered	0.25%	0.25%	0.25%

Guaranteed Retirement Income Benefit Rider[4]	Not Offered	Not Offered	0.30%	0.30%	0.30%

Nursing Home Waiver[4]	0.05%	0.05%	Not Offered	Not Offered	Not Offered
Waiver of Withdrawal Charge (“CARESolutions”) Rider[5]	Not Offered	Not Offered	Not Offered	0.10%	0.10%

[1] Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in this table.

  [2]  This Rider was available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to do so on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

[3] In certain states (and for Riders issued prior to May 1, 2002), the rate for Enhanced Death Benefit Rider may be lower than the amount shown.

[4] This Rider was not available for Contracts issued after April 30, 2004.

[5] The charge shown is a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

How can I withdraw money from my Contract?

Surrenders and Withdrawals

Prior to your Contract’s Maturity Date, if the Annuitant is living, you may:

●	surrender your Contract for a cash payment of its “Surrender Value”; or
●	make a withdrawal of a portion of your Surrender Value.

The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax. We determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “IX. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59½, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option. For Declaration and Patriot Variable Annuities only: if your “free withdrawal value” at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other withdrawals.

Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which is subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets;

●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “IX. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey*)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal request; or
●	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Nursing Home Waiver of Withdrawal Charge

(Applicable only to the Declaration and Patriot Variable Annuities)

If you own a Declaration or Patriot Contract, you may have purchased an optional nursing home waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. If you purchased this Rider, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:

●	You become confined to a nursing home beginning at least 90 days after we issue your Contract.
●	You remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.
●	We receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.
●	Your confinement is prescribed by a doctor and medically necessary.

At the time of application, you could not purchase this Rider if (1) you were older than 75 years at application or (2) in most states, if you were confined to a nursing home within the two years preceding your application.

Waiver of Withdrawal Charge Rider

(Applicable only to Revolution Extra and Revolution Value Variable Annuities)

If you own a Revolution Extra or Revolution Value Contract, you may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The “covered persons” under the Rider are the Owner and the Owner’s Spouse, unless the Owner is a trust. If the Owner is a trust, the “covered persons” are the Annuitant and the Annuitant’s Spouse.

Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a “covered person”:

●	a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;
●	such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and
●	the covered person’s confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years at application or (2) in most states, if either of the covered persons was confined to a nursing home within the past two years at application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract’s Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

If you purchased this Rider, you and your immediate family may have had access to a national program of eldercare services, including access to a list of long-term care providers who provide special discounts. This benefit is no longer available with the Rider.

Please carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters.” For a more complete description of the terms and conditions of this benefit, please refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as “CARESolutions.”

There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., “Variations in Charges or Rates”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge (withdrawal charge not applicable to Revolution Access Variable Annuities) that would apply to an otherwise comparable non-systematic withdrawal. See “How will the value of my investment in the Contract change over time?” and “What fees and charges are deducted from my Contract?” The same tax consequences that apply to other withdrawals also generally apply.

You may cancel the systematic withdrawal plan at any time.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “IV. Basic Information – Telephone and Electronic Transactions.”

What happens if the Owner or Annuitant dies before my Contract’s Maturity Date?

Death Benefits – In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract’s Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. Please read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of Spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

If you die before annuity payments have begun:

●	if the Contract’s designated Beneficiary is your surviving Spouse, your Spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. In that case:
o

under Declaration and Patriot Contracts, we will not pay a death benefit but your Contract Value will equal the death benefit that would have been payable, excluding amounts payable under any optional benefit Riders; and

o

under Revolution Access, Revolution Extra and Revolution Value Contracts, we will not pay a death benefit but your Contract Value will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

o

under Patriot, Declaration, Revolution Access, Revolution Extra and Revolution Value Contracts, any additional amount that we may credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your Spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract;

●

if the Beneficiary is not your surviving Spouse or if the Beneficiary is your surviving Spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in a Contract on the date of your death must be:

o	paid out in full within five years of your death; or
o	where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary, with payments commencing within one year of your death.

Your “entire interest” in a Revolution Access, Revolution Extra and Revolution Value Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an Earnings Enhancement benefit Rider is then in force, the “entire interest” in most states will also include any Earnings Enhancement death benefit amount that may then be payable. Your “entire interest” in a Declaration or Patriot Contract on the date of your death, if you are the last surviving Annuitant as well as the Owner, equals the death benefit that then becomes payable. If you are the Owner of a Declaration or Patriot Contract (or an owner of a Revolution Access, Revolution Extra or Revolution Value Contract in certain states such as IL or MN) but not the last surviving Annuitant, the “entire interest” equals:

●	the Surrender Value if paid out in full within five years of your death; or
●

where the Beneficiary is an individual, your Contract Value applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Please review your Contract carefully to determine the “entire interest” that will be distributed upon an Owner’s death.

If you die on or after annuity payments have begun, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “IV. Basic Information – What fees and charges are deducted from my Contract? – Asset-Based Charges”).

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Death Benefits Following Death of Annuitant

Under Declaration and Patriot Contracts, if the Annuitant dies before your Contract’s date of maturity, we pay a standard death benefit, unless you have elected an enhanced death benefit Rider. Under Revolution Access, Revolution Extra and Revolution Value Contracts, our payment of the “standard” death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

●	If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner’s death and the Annuitant’s death.
●

If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.

●

If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the Annuitant’s death.

●

If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.

In certain states, such as IL and MN, the death benefit under Revolution Access, Revolution Extra and Revolution Value Contracts is payable only upon an Annuitant’s death. Please review your Contract carefully to determine when a “standard” death benefit is payable.

If your Patriot, Declaration, Revolution Access, Revolution Extra or Revolution Value Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard Death Benefit

The standard death benefit under Declaration, Patriot, Revolution Access, Revolution Extra and Revolution Value Contracts is the greater of:

●	your Contract Value, adjusted by any then-applicable market value adjustment; or
●	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders

We offered several optional death benefit Riders under Declaration, Patriot, Revolution Access, Revolution Extra and Revolution Value Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

Under Declaration and Patriot Contracts, we offered a “Stepped-Up” death benefit Rider and an “Accidental Death Benefit” Rider to applicants under age 80 at the time of purchase. Under Revolution Access, Revolution Extra and Revolution Value Contracts, we offered an “enhanced” death benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an “Earnings Enhancement Death Benefit Rider” to purchasers of Revolution Access, Revolution Extra and Revolution Value Contracts if each Owner and each Annuitant was under age 75 at the time of purchase. The Earnings Enhancement Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.

We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Values

We calculate the death benefit as of the day we receive in Good Order at the Annuities Service Center:

●	proof of death; and
●	the required instructions as to method of settlement.

We will generally pay the death benefit in a “lump sum” under our current administrative procedures to the Beneficiary you chose, unless:

●	the death benefit is payable because of the Owner’s death, the designated Beneficiary is the Owner’s Spouse, and he or she elects to continue the Contract in force; or
●

an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under “Annuity Options.”

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the date of death. If you have not elected an optional method of settlement, the Beneficiary may do so.

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “IV. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under “Annuity Options.”

What other optional benefits may have been available when I purchased a Contract?

(Applicable only to Revolution Access, Revolution Extra and Revolution Value Variable Annuities)

Accumulated Value Enhancement Benefit

If you elected this benefit when you purchased a Contract, we will make a contribution to the Contract Value on a monthly basis if the covered person (who must be an Owner and the Annuitant):

●	is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and
●	is receiving certain qualified services described in the Rider.

The amount of the contribution (called the “Monthly Benefit”) is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the Contract Value can be increased by this benefit (the “benefit limit”). The Rider must be in effect for 7 years before any increase will occur.

You could only elect this benefit when you applied for the Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock USA and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See “Limits on Purchase Payments” for a general description of other Purchase Payment limits under the Contract.)

You could not have elected this Rider unless you also elected the waiver of withdrawal charge Rider. There is a monthly charge for this benefit as described in the Fee Tables.

The Rider terminates if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the Contract Value falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge terminates when the Rider terminates.

If you choose to continue the Rider after the Contract’s Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may have been referred to as “CARESolutions Plus.”

Please review carefully the tax considerations for optional benefit Riders under “IX. Federal Tax Matters.”

Guaranteed Retirement Income Benefit

Contracts issued before May 1, 2004 may have been issued with Guaranteed Retirement Income Benefit Rider:

If you elected this benefit, we guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

●	The Maturity Date must be within the 30 day period following a Contract Anniversary.
●

If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant’s 60th birthday and on or before the Annuitant’s 90th birthday.

●

If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant’s 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our “Option A: Life Annuity with Payments for a Guaranteed Period” described below under “Annuity Options.” The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant’s age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this Annuity Option to be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%)

and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) are only applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we apply the higher amount to the Annuity Option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminates if your Contract is surrendered or the Annuitant dies. After you’ve held your Contract for 10 years, you can terminate the Rider by written request.

Do I receive Transaction Confirmations?

We will send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

V. General Information about Us, the Separate Account and the Portfolios

The Company

We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. We also have an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444, and its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Account

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly John Hancock Variable Annuity Account JF). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account T.

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among Investment Options under, the Contracts. We will continue to administer and service inforce Contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these Contracts.

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through John Hancock Life Insurance Company (U.S.A.) Separate Account T. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Account T under Massachusetts law. The Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolio

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available an Investment Option that uses strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The Managed Volatility Portfolio offered under the Contract has the following objective and strategies:

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

You can find a full description of the Managed Volatility Balanced Portfolio, including the investment objective, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust

(other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

All of the Portfolios are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The NAV class shares of a Portfolio are based upon the expense ratios of the Portfolio’s Series I shares for the year ended December 31, 2018, adjusted to reflect the absence of any Rule 12b-1 fee.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.

Funds of Funds

The John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Growth Portfolio and Managed Volatility Balanced Portfolio are “funds of funds” that invest in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectuses for the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Growth Portfolio and Managed Volatility Balanced Portfolio contain descriptions of the underlying portfolios for those Portfolios, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust (formerly 500 Index Trust B) Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series NAV	Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
Blue Chip Growth Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series NAV	Jennison Associates LLC	Seeks long-term growth of capital.
Core Bond Trust Series NAV	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Equity Income Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.
Global Bond Trust Series NAV	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences Trust Series NAV	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series NAV	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust (formerly International Equity Index Trust B) Series NAV	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Value Trust[3] Series NAV	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series; successor to Core Strategy Trust) Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series NAV	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series NAV	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series NAV	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Short Term Government Income Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Small Cap Index Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Stock Trust (formerly Small Cap Growth Trust) Series NAV	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series NAV	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Total Bond Market Trust (formerly Total Bond Market Trust B) Series NAV	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[3]	The Small Cap Index Trust is not available for Contracts issued after April 30, 2003.

[4]	The International Value Trust is sub-subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[5]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

VI. Information About Fixed Investment Options

In General

All of John Hancock USA’s general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, we have established a “non-unitized” separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the Fixed Investment Options belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate of the Fixed Investment Option you selected, provided that you don’t surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

How the Fixed Investment Options Work

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Option, we will automatically transfer its total value to the Money Market Variable Investment Option under your Contract, unless you elect to:

●	withdraw all or a portion of any such amount from the Contract;
●	allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or
●	allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration. The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract’s Maturity Date, your Maturity Date will automatically be changed to the Annuitant’s 95th birthday (or a later date, if we approve). We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment (“MVA”)

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option prior to its expiration date, we will apply a market value adjustment (“MVA”).

An MVA also generally applies to:

●	death benefits pursuant to your Contract;
●	amounts you apply to an Annuity Option; and
●	amounts paid in a single sum in lieu of an annuity.

The MVA increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract.

Here is how the MVA works:

We compare:

●	the guaranteed rate of the Fixed Investment Option from which the assets are being taken;

with:

●	the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than ½%, the MVA produces an increase in your Contract’s value.

If the first rate does not exceed the second by at least ½%, the MVA produces a decrease in your Contract’s value.

For this purpose, we consider that the amount withdrawn from the Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the MVA appear in Appendix A.

What Additional Guarantee Applies to the Fixed Investment Options Under My Contract?

John Hancock USA’s ultimate parent, Manulife Financial Corporation (“MFC”), has guaranteed John Hancock USA’s obligations with respect to any Fixed Investment Options you elect (the “MFC Subordinated Guarantee”). The MFC Subordinated Guarantee will apply unless and until we notify you otherwise. If we give you such notice, however, the MFC Subordinated Guarantee would remain in effect for all Guarantee Periods under the Fixed Investment Options that had already started, and would be inapplicable only to Guarantee Periods starting after the date of such notice. The MFC Subordinated Guarantee does not relieve John Hancock USA of any obligations under your Contract — it is in addition to all of the rights and benefits that the Contract provides. There is no charge or cost to you for the MFC Subordinated Guarantee, and there are no disadvantages to you of having this additional guarantee.

Under the rules of the United States Securities and Exchange Commission (“SEC”), the MFC Subordinated Guarantee exempts us from the obligation to file with the SEC annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, and thereby saves us the expense of being an SEC reporting company. MFC, the company that is providing the MFC Subordinated Guarantee, is the ultimate parent of all of the companies in the John Hancock group of companies, including John Hancock USA. MFC is a company organized under the laws of Canada and its common shares are listed principally on the Toronto Stock Exchange and the New York Stock Exchange. MFC files with the SEC annual reports on Form 40-F and other reports on Form 6-K. The financial results of John Hancock USA are included in MFC’s consolidated financial statements in a footnote containing condensed consolidating financial information with separate columns for MFC, John Hancock USA and other subsidiaries of MFC, together with consolidating adjustments.

What are the terms of the MFC subordinated guarantee? MFC guarantees your full interest in any Fixed Investment Option. This means that, if John Hancock USA fails to honor any valid request to surrender, transfer, or withdraw any amount from a Guarantee Period, or fails to allocate amounts from a Fixed Investment Option to an Annuity Option when it is obligated to do so, MFC guarantees the full amount that you would have received, or value that you would have been credited with, had John Hancock USA fully met its obligations under your Contract with respect to such Fixed Investment Option. If John Hancock USA fails to pay any amount that becomes payable under the Contract upon the death of an Owner or Annuitant, MFC guarantees the unpaid amount, up to the Contract Value in any Fixed Investment Option on the date of death, increased by any accrued but uncredited interest attributable thereto and increased by any upward MVA that would have been payable upon any surrender of the Contract at that time (but not decreased by any negative MVA). There is no charge or cost to you for receiving the MFC Subordinated Guarantee. If John Hancock USA fails to make payment when due of any amount that is guaranteed by MFC, you could directly request MFC to satisfy John Hancock USA’s obligation, and MFC must do so. You would not have to make any other demands on John Hancock USA as a precondition to making a claim against MFC under the MFC Subordinated Guarantee.

The MFC Subordinated Guarantee constitutes an unsecured obligation of MFC as guarantor, and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinated to the MFC Subordinated Guarantee, and effectively rank senior to MFC’s preferred and common shares. As a result, in the event of MFC’s bankruptcy, liquidation, dissolution, winding-up or reorganization or upon acceleration of any series of debt securities due to an event also triggering payment obligations on other debt, MFC’s assets will be available to pay its obligations on the MFC Subordinated Guarantee only after all secured indebtedness and other indebtedness senior to the MFC Subordinated Guarantee has been paid in full. There may not be sufficient assets remaining to pay amounts due on all or any portion of the MFC Subordinated Guarantee.

The MFC Subordinated Guarantee will be governed by the laws of the Commonwealth of Massachusetts. The MFC Subordinated Guarantee will provide that any claim or proceeding brought by a holder of the Contract (“Holder”) to enforce the obligations of MFC, as guarantor, may be brought in a court of competent jurisdiction in the City of Boston, Commonwealth of Massachusetts, and that MFC submits to the non-exclusive jurisdiction of such courts in connection with such action or proceeding. MFC has designated John Hancock USA as its authorized agent upon whom process may be served in any legal action or proceeding against MFC arising out of or in connection with the MFC Subordinated Guarantee. All payments on the Contracts offered by this Prospectus by MFC under the MFC Subordinated Guarantee will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Government of Canada, or any province, territory or political subdivision thereof, or any authority therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges by MFC is required by law or by the administration or interpretation of such law. In the event of any withholding or deduction, MFC will pay such additional amounts as may be necessary in order that the net amounts received by the Holders after such withholding or deduction shall equal the respective amounts under such Contracts which would have been receivable in respect of those Contracts in the absence of such withholding or deduction (“Guarantor Additional Amounts”), except as described herein and except that no such Guarantor Additional Amounts shall be payable with respect to any Contract offered by this Prospectus:

(a)

(i) by reason of the Holder’s being a person with whom John Hancock USA or MFC is not dealing at arm’s length for the purposes of the Income Tax Act (Canada), or (ii) by reason of his having a connection with Canada or any province or territory thereof other than the mere holding, use or ownership or deemed holding, use or ownership of such Contract;

(b)	by reason of the Holder’s being liable for or subject to such withholding or deduction because of the Holder’s failure to make a claim for exemption to the relevant tax authority; or

(c)

more than 10 days after the Relevant Date (as defined below) except to the extent that the Holder would have been entitled to Guarantor Additional Amounts on presenting the same for payment on the last day of such period of 10 days.

As used herein “Relevant Date” shall mean the date on which such payment first becomes due.

How can I find additional information about MFC? MFC is subject to the information requirements of the U.S. Securities Exchange Act of 1934, as amended, and, in accordance with that Act, files reports and other information with the SEC. Under a multijurisdictional disclosure system adopted by the United States and Canada, these reports and other information (including financial information) may be prepared in accordance with the disclosure requirements of Canada, which are different from those of the United States.

You may read and copy any reports, statements or other information filed by MFC (Registrant 001-14942) at the SEC’s Public Reference Room, Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. You can also inspect reports, proxy statements and other information about MFC at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

You may also obtain copies of this information by mail from the Public Reference Section of the SEC, Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services.

The SEC maintains a website that contains reports, proxy statements and other information, including those filed by MFC, at http://www.sec.gov. You may also access the SEC filings and obtain other information about MFC through the website maintained by MFC, which is http://www.manulife.com. The information contained in, or accessible through, MFC’s website is not incorporated by reference into this Prospectus.

MFC and John Hancock USA filed a joint registration statement on Form F-3 (the “Registration Statement”) relating to the Contracts offered by this Prospectus with the SEC under the Securities Act of 1933, as amended. This Prospectus is a part of that Registration Statement. As permitted by SEC rules, this Prospectus does not contain all the information you can find in the Registration Statement. The SEC allows MFC to “incorporate by reference” information into this Prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. For more information about the Contracts and us, you may obtain a copy of the Registration Statement in the manner set forth in the preceding paragraphs.

The information incorporated by reference is deemed to be part of this Prospectus, except for any information superseded by information in this Prospectus. These documents contain important information about the companies and their financial condition.

MFC incorporates by reference the documents listed below, which were filed with the SEC:

a)	MFC’s Annual Report on Form 40-F for the year ended December 31, 2018, as filed on February 13, 2019, other than the section of the Annual Information Form entitled “Ratings”;
b)	Exhibit 99.3 to MFC’s Report of Foreign Issuer on Form 6-K filed on March 15, 2019, other than the section entitled “Share Performance”;
c)	MFC’s Annual Report on Form 40-F for the year ended December 31, 2017, as filed on February 7, 2018, other than the section of the Annual Information Form entitled “Ratings”;

Copies of the documents incorporated in this Prospectus by reference may be obtained upon written or oral request without charge from:

Manulife Financial Corporation

ATTN: Corporate Secretary

200 Bloor Street East, NT-10

Toronto, Ontario Canada M4W 1E5

Telephone: (416) 926-3000

Any annual reports on Form 20-F, Form 40-F or Form 10-K, any reports on Form 10-Q or Form 8-K, other than current reports furnished to the SEC pursuant to Item 2.02 or Item 7.01 of Form 8-K, and any Form 6-K specifying that it is being incorporated by reference in this Prospectus to the extent expressly provided on such report, as well as all Prospectus supplements disclosing additional or updated information, filed by MFC with the SEC subsequent to the date of this Prospectus shall be deemed to be incorporated by reference into this Prospectus except that any section of any annual information form entitled “Ratings” or another similar caption shall not be deemed to be incorporated by reference into this Prospectus and the Registration Statements of which this Prospectus forms a part.

Any statement contained in this Prospectus or in a document incorporated or deemed to be incorporated by reference in this Prospectus shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained in this Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Prospectus modifies or supersedes such prior statement. Any statement or document so modified or superseded shall not, except to the extent so modified or superseded, be incorporated by reference and constitute a part of this Prospectus.

You should rely on the information contained in or incorporated by reference in this Prospectus or any applicable Prospectus supplement and on the other information included in the Registration Statement of which this Prospectus forms a part. We have not authorized anyone to provide you with different or additional information. We are not making an offer of the MFC guarantees covered by this Prospectus in any jurisdiction where the offer is not permitted by law.

VII. The Accumulation Period

Your Value in the Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction divided by value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under “Variable Investment Option Valuation Procedures.”)

Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in a Variable Investment Option can be computed according to the following formula:

number of accumulation units in the applicable Variable Investment Option multiplied by value of one accumulation unit for the Variable Investment Option at that time

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

Your Value in the Fixed Investment Options

On any date, the total value of your Contract in a Fixed Investment Option equals:

●	the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, minus
●	the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus
●	the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus
●	the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus
●	the amount of any charges and fees deducted from that Fixed Investment Option, plus
●	interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger co-Annuitant.

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

●	at least 6 months after the date the first Purchase Payment is applied to your Contract; and
●	no later than the maximum age specified in your Contract (normally age 95).

Subject always to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “IX. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.

Choosing Fixed or Variable Annuity Payments

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for each Variable Investment Option.

We generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we divide your Contract Value pro rata among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), based on the amount of the total value of your Contract that you have in each.

We make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date before we apply such amounts to an Annuity Option. We also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).

Prior to the Maturity Date, you may select a different Annuity Option. However, if your Contract Value on the Maturity Date is less than $5,000, you may only select Option A: “Life Annuity with Payments for a Guaranteed Period” for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

●	you have not made an election prior to the Annuitant’s death;
●	the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and
●	the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here’s how it works:

●

We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

●	If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one.
●	If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1⁄2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to the Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

●	the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or
●	the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Option A - Life Annuity with Payments for a Guaranteed Period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with Qualified Plans, including IRAs, provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

Option B - Life Annuity without Further Payment on Death of Payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

Option C - Joint and Last Survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

Option D - Joint and 1/2 Survivor; or Joint and 2/3 Survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

Option E - Life Income with Cash Refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee’s life. Upon the payee’s death, we will provide a contingent payee with a lump sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump sum payment, if any, will be for the balance.

Option F - Income for a Fixed Period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

Option G - Income of a Specific Amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

●	Option A: “Life Annuity with Payments for a Guaranteed Period” for the 5 year period and
●	Option B: “Life Annuity without Further Payment on Death of Payee.”

IX. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your own tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●

Under current IRS guidance, we expect to determine gain on a withdrawal using the Contract Value. See “IV. Basic Information – What other optional benefits may have been available to me under a Contract?” for a description of the optional benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

Please consult your own qualified tax professional for information on any optional benefit Rider.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances; please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

●

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or

●	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult your own qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “IV. Basic Information – How can I invest money in a Contract?” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

●	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”), or “traditional” IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-

month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “IV. Basic Information – How can I invest money in a Contract?” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information - What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;

●

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or

●

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information – What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information – What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and we make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

●	We issued your Contract prior to November 12, 2007,
●	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,
●	The retirement plan is not subject to Title 1 of ERISA, and
●	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated. Please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult your own qualified tax professional.

X. Other Information

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. Before requesting a change of ownership or making an assignment of your Contract, however, you should consider:

●

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

●	the rights of any assignees of record; and
●	certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See “IX. Federal Tax Matters” above. Therefore, you should consult a competent tax professional before taking any such action.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

Voting Privileges

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Changes to the Separate Account

We reserve the right, subject to applicable law, including any required shareholder approval:

●

to transfer assets from the Separate Account to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;

●	to add or delete Variable Investment Options;
●	to change the underlying investment vehicles;
●	to operate the Separate Account in any form permitted by law; and
●	to terminate the Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may have reduced or eliminated the amount of charges and deductions of some Contracts, or increased a credited interest rate for a Fixed Investment Option where permitted by state law. The affected Contracts involved sales to groups or classes of individuals under special circumstances that we expected to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expected to result in mortality or other risks that were different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates was determined by us based upon such factors as the following:

●	the size of the initial Purchase Payment;
●	the size of the group or class;
●	the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were remitted;
●

the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

●	the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or
●	the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. Any variation in charges or rates reflects differences in costs and services and is not unfairly discriminatory to the interests of any Owner.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents.

JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion or servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Statement of Additional Information

Our Statement of Additional Information (“SAI”) provides additional information about the Contract and the Separate Account, including information on our history, services provided to the Separate Account and legal and regulatory matters. We filed the SAI with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current SAI without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the SAI and other information about us, the Contract and the Separate Account. We list the Table of Contents of the SAI below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF)

Statement of Additional Information

General Information And History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Calculation of Annuity Payments

Calculation of Annuity Units

Annuity Unit Values

Mortality Tables

Additional Information about Determining Unit Values

Net Investment Rate

Adjustment of Units and Values

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Purchases and Redemptions of Portfolio Shares

The Separate Account

Liability For Telephone Transfers

Voting Privileges

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statement of Additional Information also contains the Company’s financial statements for the years ended December 31, 2018 and 2017, and its Separate Account financial statements for the year ended December 31, 2018 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2018, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

APPENDIX A: Details About Our Fixed Investment Options

Investments That Support Our Fixed Investment Options

We back our obligations under the Fixed Investment Options with John Hancock USA’s general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our “non-unitized” separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

●	corporate bonds;
●	mortgages;
●	mortgage-backed and asset-backed securities; and
●	government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

Guaranteed Interest Rates

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

●	receive your Purchase Payment;
●	effectuate your transfer; or
●	renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of Market Value Adjustment

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

Where:

●	g is the guaranteed rate in effect for the current Fixed Investment Option;
●

c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available; and

●

n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

A-1

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT*

Amount withdrawn or transferred	$10,000
Guarantee Period	5 years
Time of withdrawal or transfer	beginning of 3rd year of Guarantee Period
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining Guarantee Period (n)	36 months

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $145.63 = $10,145.63

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT*

Amount withdrawn or transferred	$10,000
Guarantee Period	5 years
Time of withdrawal or transfer	beginning of 3rd year of Guarantee Period
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	5%
Remaining Guarantee Period (n)	36 months

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 - $420.50 = $9,579.50

*All interest rates shown have been arbitrarily chosen for purposes of this example. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

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APPENDIX B: Examples of Withdrawal Charge Calculations

Declaration and Patriot Variable Annuities

Assume the Following Facts:

●	On January 1, 1997, you make a $5000 initial Purchase Payment and we issue you a Contract.
●	On January 1, 1998, you make a $1000 Purchase Payment.
●	On January 1, 1999, you make a $1000 Purchase Payment.
●	On January 1, 2000, the total value of your Contract is $9000 because of good investment earnings.

Now assume you make a withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your Contract.

	$6,000.00	— withdrawal request payable to you
+	272.23	— withdrawal charge payable to us
	$6,272.23	— total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1)      We first reduce your $5000 initial Purchase Payment by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your Contract.

	$5,000
-	30	— 1998 Contract fee payable to us
-	30	— 1999 Contract fee payable to us
-	30	— 2000 Contract fee payable to us
	$4,910	— amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

	$4,910.00
-	900	— free Withdrawal Amount (payable to you)
	$4,010
×	.05
	$200.50	— withdrawal charge on initial Purchase Payment (payable to us)

	$4,010.00
-	200.50
	$3,809.50	— part of withdrawal request payable to you

(2)      We next deem the entire amount of your 1998 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

	$1,000
×	.05
	$50	— withdrawal charge on 1998 Purchase Payment (payable to us)

	$1,000
-	50
	$950	— part of withdrawal request payable to you

Examples of Withdrawal Charge Calculations - continued

Declaration and Patriot Variable Annuities - continued

(3)      We next determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free Withdrawal Amount, $3809.50 from your initial Purchase Payment, and $950 from your 1998 Purchase Payment. Therefore, $340.50 is needed to reach $6000.

	$6,000.00	— total Withdrawal Amount requested
-	900.00	— free Withdrawal Amount
-	3,809.50	— payment deemed from initial Purchase Payment
-	950.00	— payment deemed from 1998 Purchase Payment
	$340.50	— additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

	$340.50	= x – [.06x]
	$340.50	= .94x
	$340.50/0.94	= X
	$362.23	= X

	$362.23	— deemed withdrawn from 1999 Purchase Payment
$-	340.50	— part of withdrawal request payable to you
	$21.73	— withdrawal charge on 1999 Purchase Payment deemed withdrawn (payable to us)

	$200.50	— withdrawal charge on the initial Purchase Payment
$+	50.00	— withdrawal charge on the 1998 Purchase Payment
$+	21.73	— withdrawal charge on the 1999 Purchase Payment
	$272.23	— Total withdrawal charge

Revolution Extra Variable Annuities

Assume the Following Facts:

●	On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.
●	On January 1, 2002, you make a $1,000 Purchase Payment.
●	On January 1, 2003, you make a $1,000 Purchase Payment.
●	On January 1, 2004, the total value of your Contract is $7,500 because of the extra credits and favorable investment earnings.

Now assume you make a withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $474.19. We withdraw a total of $7,474.19 from your Contract.

	$7,000.00	— withdrawal request payable to you
+	474.19	— withdrawal charge payable to us
	$7,474.19	— total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1)	We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

(2)

Next we repay to you the $5,000 Purchase Payments you paid in 2001 Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $336 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,464 to you as a part of your withdrawal request.

Examples of Withdrawal Charge Calculations - continued

Revolution Extra Variable Annuities – continued

$5,000
- 200	— free Withdrawal Amount (payable to you)
$4,800
× .07
$ 336	— withdrawal charge on 2001 Purchase Payment (payable to us)

$4,800
- 336
$4,464	— part of withdrawal request payable to you

(1)

We next deem the entire amount of your 2002 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $70 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $930 to you as a part of your withdrawal request.

$1,000
× .07
$ 70	— withdrawal charge on 2002 Purchase Payment (payable to us)

$1,000
- 70
$ 930	— part of withdrawal request payable to you

(2)

We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free Withdrawal Amount under paragraph 2, $4,464 from your 2001 Purchase Payment under paragraph 2, and $930 from your 2003 Purchase Payment under paragraph 3. Therefore, $906 is needed to reach $7,000.

$7,000	— total Withdrawal Amount requested
- 500	— profit
- 200	— free Withdrawal Amount
-4,464	— payment deemed from initial Purchase Payment
- 930	— payment deemed from initial Purchase Payment
$ 906	— additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

$906	= x – [.07x]
$906	= .93x
$906/.93	= X
$974.19	= X

$974.19	— deemed withdrawn from 2003 Purchase Payment
$906.00	— part of withdrawal request payable to you
$ 68.19	— withdrawal charge on 2003 Purchase Payment deemed withdrawn (payable to us)

Examples of Withdrawal Charge Calculations - continued

Revolution Value Variable Annuities – continued

Assume the Following Facts:

●	On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.
●	On January 1, 2002, you make a $1,000 Purchase Payment.
●	On January 1, 2003, you make a $1,000 Purchase Payment.
●	On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge of $289.36. We withdraw a total of $7,289.36 from your Contract.

	$7,000.00	— withdrawal request payable to you
+	289.36	— withdrawal charge payable to us
	$7,289.36	— total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1)	We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

Next we repay to you the $5,000 Purchase Payments you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

	$5,000
-	200	— free Withdrawal Amount (payable to you)
	$4,800
×	.04
	$192	— withdrawal charge on 2001 Purchase Payment (payable to us)

	$4,800
-	192
	$4,608	— part of withdrawal request payable to you

(2)

We next deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

	$1,000
×	.05
	$50	— withdrawal charge on 2002 Purchase Payment (payable to us)

	$1,000
	- 50
	$950	— part of withdrawal request payable to you

Examples of Withdrawal Charge Calculations - continued

Revolution Value Variable Annuities - continued

(3)

We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free Withdrawal Amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

7,000	— total Withdrawal Amount requested
500	— Profit
200	— free Withdrawal Amount
4,608	— payment deemed from initial Purchase Payment
950	— payment deemed from 2002 Purchase Payment
742	— additional payment to you needed to reach $7,000

(4)

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

$742.00		= x – [.06x]
$742.00		= .94x
$742.00	/.94	= X
$789.36		= X

$789.36		— Deemed withdrawn from 2003 Purchase Payment
$-742.00		— part of withdrawal request payable to you
$47.36		— withdrawal charge on 2003 Purchase Payment deemed withdrawn (payable to us)

APPENDIX C: Optional Enhanced Death Benefits

Declaration and Patriot Variable Annuities

“Stepped-Up” Death Benefit Rider

If you were under age 80 when you applied for your Contract, you may have elected to enhance the standard death benefit by purchasing a stepped-up death benefit. Under this benefit, if the Annuitant dies before the Contract’s Maturity Date, we will pay the Beneficiary the greater of:

●	the standard death benefit (described above); or
●

the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those Contract Anniversaries that occur (1) before we receive proof of death and any required settlement instructions and (2) before the Annuitant turns age 81 (80 1⁄2 for Patriot Variable Annuities).

You could have elected this benefit only when you applied for the Contract and only if this benefit was available in your state. As long as the benefit is in effect, you pay a monthly charge for this benefit as shown in the Fee Tables. For a description of this charge, refer to “What Fees and Charges are Deducted from My Contract?”

You should carefully review the tax considerations for optional benefits under “IX. Federal Tax Matters” if you selected this optional benefit. For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy upon request.

Accidental Death Benefit Rider

If you were under age 80 when you applied for your Contract, you may have elected to purchase an accidental death benefit. In addition to any other death benefit, this benefit provides a benefit upon the accidental death of the Annuitant prior to the earlier of:

●	the Contract’s Maturity Date; and
●	the Annuitant’s 80th birthday.

Under this benefit, the Beneficiary will receive an amount equal to the Contract Value as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the Annuities Service Center:

●	proof of the Annuitant’s death; and
●	any required instructions as to method of settlement.

You could have elected this benefit only when you applied for the Contract. As long as the benefit is in effect, you pay a monthly charge for this benefit as shown in the Fee Tables.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters” if you selected this optional benefit Rider. For a complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy upon request. Not all states allowed this benefit.

Revolution Access, Revolution Extra, and Revolution Value Variable Annuities

You could have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

●	only if the Rider was available in your state when you applied for the Contract;
●	if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and
●	if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

●	the Contract’s Maturity Date; or
●	upon your surrendering the Contract; or
●

a change of ownership, except where a Spousal Beneficiary continues the Rider after an Owner’s death (we explain Contract continuation by a Spouse in “Distribution Requirements Following Death of Owner”).

C-1

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you cannot request us to terminate the Rider and its charges.

Enhanced Death Benefit Rider

Under this benefit, we will pay the greatest of:

●	the standard death benefit;
●

the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit’s measuring period (less any withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

●

the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit’s “measuring period” includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life turns age 81. The benefit’s “measuring life” is:

●	the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;
●	the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;
●	the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date; or
●

the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we generally consider that person to be an “Owner” instead of an “Annuitant” for purposes of determining the benefit’s measuring life.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefits under “IX. Federal Tax Matters” if you selected this optional benefit.

Earnings Enhancement Death Benefit Rider

(not offered with Contracts issued to Qualified Plans)

Under this benefit, the death benefit may be increased by an Earnings Enhancement amount that will vary based on the age of the Owners and Annuitants when you purchased the benefit. In certain marketing materials, this benefit may have been referred to as the “Beneficiary Tax Relief” benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The Earnings Enhancement amount is determined as follows:

●

if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the Earnings Enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 80% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death;

●

if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the Earnings Enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 50% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death; but

●	if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

“Net Purchase Payments,” for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. “Adjusted Net Purchase Payments” means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent’s death (excluding the initial Purchase Payments).

For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters” if you selected any of these optional death benefit Riders. The death benefits under these Riders will decrease if you make withdrawals under your Contract.

C-2

APPENDIX D: Examples of Earnings Enhancement Death Benefit Calculation

(Not applicable to the Declaration or Patriot Variable Annuities)

The following are examples of the optional Earnings Enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Example 1

Earnings Enhancement death benefit with standard death benefit, no adjustments for withdrawals or Additional Purchase Payments

Assume:

●	you elect the Earnings Enhancement death benefit Rider (but not the enhanced death benefit Rider) when you purchase your Contract;
●	at the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000;
●	you allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options; and
●	we determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

Calculation of Standard Death Benefit. We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount. Because you and the Annuitant were both under age 70 when the Rider was issued, the Earnings Enhancement amount is 40% of the difference between the standard death benefit and your “Net Premiums,” up to a maximum benefit amount equal to 80% of your “Adjusted Net Premiums.”

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments. To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Purchase Payments is $100,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the “Adjusted Net Purchase Payments” is $100,000.

Calculation of Maximum Benefit Amount. The maximum benefit amount under the Earnings Enhancement death benefit Rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The Earnings Enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The Earnings Enhancement amount is therefore $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the Earnings Enhancement amount ($32,000), or $212,000.

Example 2

Earnings Enhancement death benefit with enhanced death benefit, adjusted for withdrawal and Additional Purchase Payments.

Assume:

●	you elect the Earnings Enhancement death benefit Rider and the enhanced death benefit Rider when you purchase your Contract;
●	at the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000;
●	you allocate the Purchase Payments to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options;
●	on the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date;
●	on the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000;
●	on the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract;
●	we determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

D-1

Calculation of Enhanced Death Benefit. In this example, the enhanced death benefit is the highest of an accumulated premium “roll-up” amount, a “highest anniversary value” amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up. We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the premium “roll-up” is $75,566.70.

Calculation of Highest Anniversary Value. We determine the highest anniversary value of your Contract on any anniversary date during the Rider’s measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the “highest anniversary value” is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the “highest anniversary value” amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount. Because you were over age 70 when the Rider was issued, the Earnings Enhancement amount is 25% of the difference between the enhanced death benefit and your “Net Premiums,” up to a maximum benefit amount equal to 50% of your “Adjusted Net Premiums.”

Calculation of Net Premiums and Adjusted Net Premiums. To determine “Net Premiums,” we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine “Adjusted Net Premiums,” we reduce the Net Premiums ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the “Adjusted Net Premiums” is $95,000.

Calculation of Maximum Benefit Amount. The maximum benefit amount under the Earnings Enhancement death benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The Earnings Enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The Earnings Enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the Earnings Enhancement amount ($3,750), or $123,750.

D-2

APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See “III. Fee Tables” for additional information on these charges.)

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

●	Patriot Contracts with Initial Purchase of less than $250,000;
●	Patriot Contracts with Initial Purchase of $250,000, or more;
●	Declaration Contracts with Initial Purchase of less than $250,000;
●	Declaration Contracts with Initial Purchase of $250,000, or more;
●	Revolution Access Contracts;
●	Revolution Extra Contracts; and
●	Revolution Value Contracts.

Revolution, Declaration, Patriot

John Hancock Life Insurance Company (U.S.A.) Separate Account T

Accumulation Unit Values

Revolution Value Variable Annuity, Revolution Access Variable Annuity, Revolution Extra Variable Annuity

Declaration Variable Annuity and Patriot Variable Annuity

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
500 Index Trust (formerly 500 Index Trust B) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	44.72	37.26	33.79	7.37	7.37	7.37	7.37	7.37	7.37	7.37
Value at End of Year	42.12	44.72	37.26	33.79	7.37	7.37	7.37	7.37	7.37	7.37
Rev Value No. of Units	207,697	254,891	285,988	313,576	350,305	409,624	463,507	528,040	658,665	808,695
Rev. Access No. of Units	53,411	65,611	75,101	70,253	74,799	73,668	75,807	105,923	114,130	133,208
Rev. Extra No. of Units	84,531	92,182	101,830	120,988	132,945	149,538	161,816	184,695	204,018	239,593
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	23.76	19.80	17.95	17.97	16.04	12.30	10.76	10.69	9.43	7.55
Value at End of Year	22.38	23.76	19.80	17.95	17.97	16.04	12.30	10.76	10.69	9.43
No. of Units	3,227	3,444	3,620	5,464	8,235	10,454	9,227	9,302	9,708	11,304
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	25.78	19.72	17.20	17.05	15.00	11.99
Value at End of Year	—	—	—	—	—	25.78	19.72	17.20	17.05	15.00
No. of Units	—	—	—	—	—	388	390	3,219	394	397
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	44.72	37.26	33.79	33.83	30.20	23.16	20.25	20.13	17.75	14.22
Value at End of Year	42.12	44.72	37.26	33.79	33.83	30.20	23.16	20.25	20.13	17.75
No. of Units	19,330	27,789	32,413	35,071	35,700	38,030	42,982	57,042	63,057	74,590
Active Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	19.77	19.09	18.50	18.71	17.71	17.89	16.51	15.78	14.02	11.37
Value at End of Year	19.42	19.77	19.09	18.50	18.71	17.71	17.89	16.51	15.78	14.02
Rev Value No. of Units	137,284	155,180	167,628	210,785	235,777	263,776	290,184	322,139	373,648	508,844
Rev. Access No. of Units	51,593	53,465	48,589	49,585	49,337	52,825	66,021	66,323	83,002	89,771
Rev. Extra No. of Units	56,797	62,968	69,985	75,853	86,371	91,652	99,770	111,911	131,109	161,489
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	19.77	19.09	18.50	18.71	17.71	17.89	16.51	15.78	14.02	11.37
Value at End of Year	19.42	19.77	19.09	18.50	18.71	17.71	17.89	16.51	15.78	14.02
No. of Units	4,471	4,882	5,717	5,022	5,401	8,435	14,050	14,333	17,659	15,612
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	18.19	—	14.71
Value at End of Year	—	—	—	—	—	—	—	21.52	—	18.19
No. of Units	—	—	—	—	—	—	—	2,575	—	15,896
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	19.77	19.09	18.50	18.71	17.71	17.89	16.51	15.78	14.02	11.37
Value at End of Year	19.42	19.77	19.09	18.50	18.71	17.71	17.89	16.51	15.78	14.02
No. of Units	34,908	38,701	46,174	52,160	61,036	74,427	95,392	104,465	120,768	152,723
Blue Chip Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	22.53	16.73	16.80	15.31	14.21	10.17	8.70	8.68	7.56	5.35
Value at End of Year	22.70	22.53	16.73	16.80	15.31	14.21	10.17	8.70	8.68	7.56
Rev Value No. of Units	193,381	233,176	271,309	310,161	326,816	353,539	418,365	475,132	589,755	719,504
Rev. Access No. of Units	21,456	25,500	40,186	45,705	47,545	57,232	55,354	66,925	71,995	77,527
Rev. Extra No. of Units	65,453	79,107	85,360	104,215	110,308	119,509	135,635	156,851	181,643	223,476
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	22.53	16.73	16.80	15.31	14.21	10.17	8.70	8.68	7.56	5.35
Value at End of Year	22.70	22.53	16.73	16.80	15.31	14.21	10.17	8.70	8.68	7.56
No. of Units	5,662	7,871	5,817	10,646	13,169	23,097	20,791	19,493	20,255	26,574
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	105.04	77.81	77.93	70.83	65.57	46.83	39.95	39.77	34.56	24.41
Value at End of Year	106.11	105.04	77.81	77.93	70.83	65.57	46.83	39.95	39.77	34.56
No. of Units	6,096	6,096	6,096	6,096	6,096	6,096	6,096	11,862	6,096	6,096

Revolution, Declaration, Patriot

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	22.53	16.73	16.80	15.31	14.21	10.17	8.70	8.68	7.56	5.35
Value at End of Year	22.70	22.53	16.73	16.80	15.31	14.21	10.17	8.70	8.68	7.56
No. of Units	20,809	23,538	24,180	33,485	42,137	43,573	36,600	43,023	44,507	55,135
Capital Appreciation Trust - NAV Shares (units first credited 04-28-2006)
Contracts with no Optional Benefits
Value at Start of Year	9.80	7.27	7.43	6.75	6.23	4.59	4.01	4.05	3.67	2.61
Value at End of Year	9.61	9.80	7.27	7.43	6.75	6.23	4.59	4.01	4.05	3.67
Rev Value No. of Units	151,867	178,312	207,064	237,567	258,736	272,402	305,542	344,902	432,107	592,281
Rev. Access No. of Units	36,037	37,162	49,060	51,987	53,916	47,245	49,690	67,350	52,056	77,863
Rev. Extra No. of Units	54,510	56,902	60,405	70,345	69,261	77,371	80,282	87,590	96,636	87,769
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	12.89	13.01	11.74	8.33
Value at End of Year	—	—	—	—	—	—	—	12.89	13.01	11.74
No. of Units	—	—	—	—	—	—	—	718	1,659	2,762
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	9.80	7.27	7.43	6.75	6.23	4.59	4.01	4.05	3.67	2.61
Value at End of Year	9.61	9.80	7.27	7.43	6.75	6.23	4.59	4.01	4.05	3.67
No. of Units	6,668	6,945	7,507	7,376	10,036	21,670	21,997	26,264	26,964	36,270
Core Bond Trust - NAV Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	15.97	15.62	15.40	12.50	—	—	—	—	—	—
Value at End of Year	15.69	15.97	15.62	15.40	—	—	—	—	—	—
Rev Value No. of Units	77,670	91,669	92,838	99,565	—	—	—	—	—	—
Rev. Access No. of Units	35,778	39,132	40,115	37,808	—	—	—	—	—	—
Rev. Extra No. of Units	21,344	22,515	25,539	27,480	—	—	—	—	—	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - NAV Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	—	13.06	12.50	12.50	—	—	—	—	—	—
Value at End of Year	—	—	13.06	12.50	—	—	—	—	—	—
Rev. Extra No. of Units	—	—	752	—	—	—	—	—	—	—
Equity Income Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	29.23	25.46	21.63	23.46	22.09	17.20	14.83	15.13	13.29	10.70
Value at End of Year	26.12	29.23	25.46	21.63	23.46	22.09	17.20	14.83	15.13	13.29
Rev Value No. of Units	187,374	237,259	274,416	299,276	322,734	377,492	424,241	511,537	595,136	740,319
Rev. Access No. of Units	53,392	55,673	82,037	90,518	90,605	89,175	87,044	96,619	103,624	119,371
Rev. Extra No. of Units	74,765	82,481	96,159	104,395	111,058	118,186	139,283	157,198	180,987	217,757
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	47.76	41.49	35.16	38.05	35.73	27.75	23.86	24.29	21.29	17.10
Value at End of Year	42.79	47.76	41.49	35.16	38.05	35.73	27.75	23.86	24.29	21.29
No. of Units	600	600	600	593	936	938	939	941	942	944
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	29.23	25.46	21.63	23.46	22.09	17.20	14.83	15.13	13.29	10.70
Value at End of Year	26.12	29.23	25.46	21.63	23.46	22.09	17.20	14.83	15.13	13.29
No. of Units	7,991	8,230	9,770	8,212	11,557	11,650	12,226	12,299	12,643	14,007
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	16.45	12.50	—	—	—	—	—	—	—	—
Value at End of Year	14.70	16.45	—	—	—	—	—	—	—	—
No. of Units	297	310	—	—	—	—	—	—	—	—
Financial Industries Trust (formerly Financial Services Trust) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	29.17	25.62	21.71	22.57	21.04	16.28	13.96	15.60	14.08	10.07
Value at End of Year	24.67	29.17	25.62	21.71	22.57	21.04	16.28	13.96	15.60	14.08
Rev Value No. of Units	30,791	38,012	45,197	54,302	58,426	77,742	99,510	122,872	139,558	165,351
Rev. Access No. of Units	2,937	6,103	5,759	4,916	3,814	3,846	4,475	5,942	6,179	8,724
Rev. Extra No. of Units	7,916	8,500	10,471	11,479	13,192	14,898	16,095	19,552	20,966	29,745

Revolution, Declaration, Patriot

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	29.17	25.62	21.71	22.57	21.04	16.28	13.96	15.60	14.08	10.07
Value at End of Year	24.67	29.17	25.62	21.71	22.57	21.04	16.28	13.96	15.60	14.08
No. of Units	2,079	2,157	2,985	2,459	3,283	3,447	3,549	3,652	4,050	4,956
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	29.17	25.62	21.71	22.57	21.04	16.28	13.96	15.60	14.08	10.07
Value at End of Year	24.67	29.17	25.62	21.71	22.57	21.04	16.28	13.96	15.60	14.08
No. of Units	68,849	73,356	78,284	88,441	98,188	108,707	120,694	131,658	154,795	173,183
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - NAV Shares (units first credited 04-25-2008)
Contracts with no Optional Benefits
Value at Start of Year	18.28	14.48	13.53	13.16	12.14	9.05	7.41	7.65	6.48	5.11
Value at End of Year	15.67	18.28	14.48	13.53	13.16	12.14	9.05	7.41	7.65	6.48
Rev Value No. of Units	187,158	204,946	230,298	268,124	305,170	355,763	410,881	457,816	577,029	737,377
Rev. Access No. of Units	41,132	43,205	44,520	47,011	50,225	52,530	53,654	67,180	69,273	78,073
Rev. Extra No. of Units	77,124	83,616	89,182	102,381	110,733	119,568	134,933	172,216	219,547	282,711
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	18.28	14.48	13.53	13.16	12.14	9.05	7.41	7.65	6.48	5.11
Value at End of Year	15.67	18.28	14.48	13.53	13.16	12.14	9.05	7.41	7.65	6.48
No. of Units	23,351	23,915	25,352	24,797	31,414	35,485	40,887	51,052	54,105	82,225
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	18.28	14.48	13.53	13.16	12.14	9.05	7.41	7.65	6.48	5.11
Value at End of Year	15.67	18.28	14.48	13.53	13.16	12.14	9.05	7.41	7.65	6.48
No. of Units	140,434	169,304	185,040	203,331	220,913	260,907	305,025	364,175	418,357	504,020
Global Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	20.52	19.11	18.76	19.68	19.46	20.86	19.71	18.30	16.78	14.73
Value at End of Year	19.91	20.52	19.11	18.76	19.68	19.46	20.86	19.71	18.30	16.78
Rev Value No. of Units	40,947	41,374	45,166	49,328	57,505	59,115	64,866	73,547	80,753	95,920
Rev. Access No. of Units	17,461	16,394	16,632	17,905	18,389	18,872	20,781	18,481	19,722	19,205
Rev. Extra No. of Units	9,972	10,595	11,814	13,778	15,458	15,083	27,968	27,689	31,044	35,818
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	18.76	19.68	19.46	20.86	19.71	18.30	16.78	14.73
Value at End of Year	—	—	—	18.76	19.68	19.46	20.86	19.71	18.30	16.78
No. of Units	—	—	—	480	480	480	480	480	2,448	517
Health Sciences Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	56.23	44.62	50.51	45.36	34.83	23.32	17.90	16.38	14.32	11.00
Value at End of Year	55.96	56.23	44.62	50.51	45.36	34.83	23.32	17.90	16.38	14.32
Rev Value No. of Units	14,951	20,045	21,745	24,863	25,133	29,288	28,589	36,652	43,959	59,435
Rev. Access No. of Units	820	1,460	2,279	6,424	4,171	2,546	2,593	2,628	1,222	1,255
Rev. Extra No. of Units	10,348	13,046	12,810	12,971	13,679	13,897	21,748	24,268	27,490	32,739
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	14.30	12.50	—	—	—	—	—	—	—	—
Value at End of Year	—	14.30	—	—	—	—	—	—	—	—
No. of Units	—	1,563	—	—	—	—	—	—	—	—
High Yield Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	19.50	18.37	15.96	17.64	17.86	16.64	14.15	14.17	12.61	8.26
Value at End of Year	18.67	19.50	18.37	15.96	17.64	17.86	16.64	14.15	14.17	12.61
Rev Value No. of Units	48,055	55,375	63,075	77,135	83,383	88,647	110,474	126,843	146,483	204,197
Rev. Access No. of Units	18,036	19,460	20,003	31,637	31,934	25,582	34,110	37,330	42,887	47,839
Rev. Extra No. of Units	25,762	27,243	28,025	31,830	37,102	44,907	51,461	62,387	71,477	72,858
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	19.50	18.37	15.96	17.64	17.86	16.64	14.15	14.17	12.61	8.26
Value at End of Year	18.67	19.50	18.37	15.96	17.64	17.86	16.64	14.15	14.17	12.61
No. of Units	410	411	645	668	745	780	1,852	860	2,034	2,285

Revolution, Declaration, Patriot

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
International Equity Index Trust (formerly International Equity Index Trust B) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	19.68	15.64	15.16	16.30	17.29	15.29	13.14	15.47	14.06	10.26
Value at End of Year	16.70	19.68	15.64	15.16	16.30	17.29	15.29	13.14	15.47	14.06
Rev Value No. of Units	108,546	132,777	152,174	166,388	182,382	208,741	234,582	258,088	295,189	360,135
Rev. Access No. of Units	42,298	44,673	50,125	57,431	60,605	65,014	66,730	72,794	81,987	96,102
Rev. Extra No. of Units	35,691	37,046	41,440	46,471	51,769	57,752	63,645	76,986	92,013	115,464
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	19.68	15.64	15.16	16.30	17.29	15.29	13.14	15.47	14.06	10.26
Value at End of Year	16.70	19.68	15.64	15.16	16.30	17.29	15.29	13.14	15.47	14.06
No. of Units	3,049	3,053	3,068	3,073	3,077	3,983	3,989	4,085	4,313	7,681
International Value Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	14.90	12.87	11.61	12.74	14.74	11.83	10.03	11.65	12.50	—
Value at End of Year	12.52	14.90	12.87	11.61	12.74	14.74	11.83	10.03	11.65	—
Rev Value No. of Units	89,066	96,145	123,774	143,755	157,046	162,761	182,834	217,322	238,049	—
Rev. Access No. of Units	12,955	13,158	20,309	29,716	31,689	33,318	34,050	36,382	36,871	—
Rev. Extra No. of Units	47,173	58,919	65,004	68,575	73,905	74,072	89,154	98,426	105,863	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	14.90	12.87	11.61	12.74	14.74	11.83	10.03	11.65	12.50	—
Value at End of Year	12.52	14.90	12.87	11.61	12.74	14.74	11.83	10.03	11.65	—
No. of Units	1,943	1,951	2,172	2,744	2,830	3,314	3,385	3,439	3,691	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	14.90	12.87	11.61	12.74	14.74	11.83	10.03	11.65	12.50	—
Value at End of Year	12.52	14.90	12.87	11.61	12.74	14.74	11.83	10.03	11.65	—
No. of Units	19,385	24,404	25,398	26,412	29,952	29,344	29,076	34,489	40,017	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - NAV Shares (units first credited 10-21-2015)
Contracts with no Optional Benefits
Value at Start of Year	14.40	12.50	12.50	12.50	—	—	—	—	—	—
Value at End of Year	13.60	14.40	12.50	12.50	—	—	—	—	—	—
Rev Value No. of Units	592	475	—	—	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - NAV Shares (units first credited 10-27-2017)
Contracts with no Optional Benefits
Value at Start of Year	12.79	12.50	—	—	—	—	—	—	—	—
Value at End of Year	11.86	12.79	—	—	—	—	—	—	—	—
Rev. Access No. of Units	13,208	14,612	—	—	—	—	—	—	—	—
Rev. Extra No. of Units	877	879	—	—	—	—	—	—	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - NAV Shares (units first credited 11-07-2008)
Contracts with no Optional Benefits
Value at Start of Year	17.06	15.14	14.61	15.13	14.69	13.18	11.92	11.99	10.86	8.40
Value at End of Year	16.04	17.06	15.14	14.61	15.13	14.69	13.18	11.92	11.99	10.86
Rev Value No. of Units	127,662	147,805	179,408	191,534	199,337	232,057	265,560	338,591	416,097	466,251
Rev. Access No. of Units	29,811	31,620	29,164	35,665	19,802	18,946	11,339	67,350	68,164	25,481
Rev. Extra No. of Units	32,164	33,806	39,648	54,972	53,374	45,372	56,299	89,278	92,437	103,362
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	18.70	16.59	16.01	16.58	16.10	14.44	13.07	13.14	11.91	9.21
Value at End of Year	17.58	18.70	16.59	16.01	16.58	16.10	14.44	13.07	13.14	11.91
No. of Units	928	938	939	6,514	985	987	1,553	3,199	3,302	2,888
Mid Cap Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	30.78	26.90	22.67	23.55	21.80	16.58	14.29	14.78	11.87	8.79
Value at End of Year	26.92	30.78	26.90	22.67	23.55	21.80	16.58	14.29	14.78	11.87
Rev Value No. of Units	8,438	5,720	6,122	15,313	15,804	15,886	18,671	23,719	26,559	26,515
Rev. Access No. of Units	—	—	2,332	2,397	2,936	3,858	3,094	6,147	1,243	4,330
Rev. Extra No. of Units	5,291	5,083	5,555	5,886	6,468	6,865	8,118	9,906	10,408	9,480
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	14.31	12.50	—	—	—	—	—	—	—
Value at End of Year	—	—	14.31	—	—	—	—	—	—	—
No. of Units	—	—	1,086	—	—	—	—	—	—	—

Revolution, Declaration, Patriot

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Mid Cap Stock Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	72.72	57.23	57.62	23.89	23.89	23.89	23.89	23.89	23.89	22.94
Value at End of Year	70.72	72.72	57.23	57.62	23.89	23.89	23.89	23.89	23.89	23.89
Rev Value No. of Units	37,133	41,403	42,058	47,909	59,053	62,732	66,511	72,147	82,978	96,492
Rev. Access No. of Units	7,767	8,266	9,802	10,800	12,657	12,237	13,818	14,186	14,872	16,484
Rev. Extra No. of Units	7,131	7,633	6,986	6,822	7,207	10,638	13,743	15,936	17,886	23,543
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	15.63	12.50	—	—	—	—	—	—	—	—
Value at End of Year	—	15.63	—	—	—	—	—	—	—	—
No. of Units	—	1,928	—	—	—	—	—	—	—	—
Mid Value Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	49.88	45.32	36.98	38.76	35.46	27.31	23.13	24.60	21.45	14.85
Value at End of Year	44.00	49.88	45.32	36.98	38.76	35.46	27.31	23.13	24.60	21.45
Rev Value No. of Units	26,242	35,795	38,515	41,649	48,141	50,402	55,205	67,390	82,225	106,217
Rev. Access No. of Units	15,710	17,058	20,138	20,510	20,923	22,277	23,853	26,969	28,878	32,840
Rev. Extra No. of Units	12,202	13,299	17,220	17,797	19,346	20,349	25,034	29,787	33,857	37,743
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	46.84	42.55	34.72	36.40	33.29	25.64	21.72	23.10	20.14	13.94
Value at End of Year	41.32	46.84	42.55	34.72	36.40	33.29	25.64	21.72	23.10	20.14
No. of Units	608	609	1,137	819	821	822	824	1,525	1,698	3,811
Money Market Trust - NAV Shares (units first credited 04-29-2016)
Contracts with no Optional Benefits
Value at Start of Year	10.03	10.09	10.16	—	—	—	—	—	—	—
Value at End of Year	10.06	10.03	10.09	—	—	—	—	—	—	—
Rev Value No. of Units	255,079	336,703	394,555	—	—	—	—	—	—	—
Rev. Access No. of Units	46,425	44,570	51,601	—	—	—	—	—	—	—
Rev. Extra No. of Units	174,989	180,099	197,395	—	—	—	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	12.50	12.54	12.62	—	—	—	—	—	—	—
Value at End of Year	12.57	12.50	12.54	—	—	—	—	—	—	—
No. of Units	301	2,704	2,706	—	—	—	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	10.03	10.09	10.16	—	—	—	—	—	—	—
Value at End of Year	10.06	10.03	10.09	—	—	—	—	—	—	—
No. of Units	16,531	5,906	6,043	—	—	—	—	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	12.50	12.54	12.62	—	—	—	—	—	—	—
Value at End of Year	12.57	12.50	12.54	—	—	—	—	—	—	—
No. of Units	1,114	1,120	1,127	—	—	—	—	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	10.03	10.09	10.16	—	—	—	—	—	—	—
Value at End of Year	10.06	10.03	10.09	—	—	—	—	—	—	—
No. of Units	21,725	28,416	32,422	—	—	—	—	—	—	—
Money Market Trust B (merged into Money Market Trust eff 04-29-2016) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	10.20	10.33	10.47	10.61	10.74	10.87	11.01	11.09
Value at End of Year	—	—	—	10.20	10.33	10.47	10.61	10.74	10.87	11.01
Rev Value No. of Units	—	—	—	447,915	551,484	562,419	659,209	752,925	815,997	996,976
Rev. Access No. of Units	—	—	—	54,465	83,285	83,832	70,378	174,455	203,447	211,288
Rev. Extra No. of Units	—	—	—	222,386	271,060	247,563	272,526	276,149	328,791	430,550
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	12.65	12.77	12.91	13.04	13.17	13.30	13.42	13.49
Value at End of Year	—	—	—	12.65	12.77	12.91	13.04	13.17	13.30	13.42
No. of Units	—	—	—	2,677	4,145	4,153	4,161	4,170	4,178	4,935

Revolution, Declaration, Patriot

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	10.20	10.33	10.47	10.61	10.74	10.87	11.01	11.09
Value at End of Year	—	—	—	10.20	10.33	10.47	10.61	10.74	10.87	11.01
No. of Units	—	—	—	6,256	6,876	6,870	11,776	13,383	29,071	34,314
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	12.65	12.77	12.91	13.04	13.17	13.30	13.42	13.49
Value at End of Year	—	—	—	12.65	12.77	12.91	13.04	13.17	13.30	13.42
No. of Units	—	—	—	1,133	1,140	308	188	182	22,796	189
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	10.20	10.33	10.47	10.61	10.74	10.87	11.01	11.09
Value at End of Year	—	—	—	10.20	10.33	10.47	10.61	10.74	10.87	11.01
No. of Units	—	—	—	33,543	38,079	50,648	84,652	62,664	70,645	71,235
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.48
Value at End of Year	—	—	—	—	—	—	—	—	—	10.95
Rev Value No. of Units	—	—	—	—	—	—	—	—	—	306,223
Rev. Access No. of Units	—	—	—	—	—	—	—	—	—	41,208
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	—	122,581
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.48
Value at End of Year	—	—	—	—	—	—	—	—	—	10.95
No. of Units	—	—	—	—	—	—	—	—	—	9,970
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.48
Value at End of Year	—	—	—	—	—	—	—	—	—	10.95
No. of Units	—	—	—	—	—	—	—	—	—	43,619
Real Estate Securities Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	46.85	44.65	42.27	41.63	31.99	32.41	27.97	25.85	20.26	15.75
Value at End of Year	44.69	46.85	44.65	42.27	41.63	31.99	32.41	27.97	25.85	20.26
Rev Value No. of Units	16,128	19,321	19,038	20,807	21,253	31,076	34,081	40,718	46,232	62,684
Rev. Access No. of Units	10,869	12,502	12,753	13,174	15,552	14,384	14,926	14,897	14,810	14,809
Rev. Extra No. of Units	8,979	9,121	9,313	15,002	16,465	16,631	22,994	25,169	27,717	37,132
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	119.36	113.46	107.14	105.27	80.70	81.55	70.20	64.71	50.59	39.23
Value at End of Year	114.13	119.36	113.46	107.14	105.27	80.70	81.55	70.20	64.71	50.59
No. of Units	38	38	38	37	59	59	59	59	59	59
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	20.26	—	—	15.75
Value at End of Year	—	—	—	—	—	—	32.41	—	—	20.26
No. of Units	—	—	—	—	—	—	930	—	—	4,546
Short Term Government Income Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	15.48	15.58	15.67	15.76	15.76	16.08	16.09	15.85	15.10	—
Value at End of Year	15.43	15.48	15.58	15.67	15.76	15.76	16.08	16.09	15.85	—
Rev Value No. of Units	96,652	111,410	107,773	110,695	118,413	122,540	154,933	156,499	180,920	—
Rev. Access No. of Units	28,192	32,296	31,269	29,123	30,895	31,235	30,941	31,328	47,015	—
Rev. Extra No. of Units	34,918	49,383	49,674	49,992	52,628	53,684	57,194	62,608	67,455	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	12.63	12.71	12.79	12.86	12.86	13.11	13.12	12.92	12.30	—
Value at End of Year	12.59	12.63	12.71	12.79	12.86	12.86	13.11	13.12	12.92	—
No. of Units	94	94	94	94	95	824	825	826	828	—

Revolution, Declaration, Patriot

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Short-Term Bond Trust (merged into Short Term Government Income Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.82
Value at End of Year	—	—	—	—	—	—	—	—	—	15.10
Rev Value No. of Units	—	—	—	—	—	—	—	—	—	277,348
Rev. Access No. of Units	—	—	—	—	—	—	—	—	—	41,608
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	—	82,765
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.45
Value at End of Year	—	—	—	—	—	—	—	—	—	12.30
No. of Units	—	—	—	—	—	—	—	—	—	829
Small Cap Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	22.71	18.15	17.97	19.95	18.77	13.18	11.45	12.44	10.31	7.77
Value at End of Year	21.25	22.71	18.15	17.97	19.95	18.77	13.18	11.45	12.44	10.31
Rev Value No. of Units	96,290	108,742	123,075	134,574	155,420	179,821	206,528	225,282	256,944	311,915
Rev. Access No. of Units	20,432	22,298	22,815	23,136	24,248	24,369	26,483	30,579	31,044	36,629
Rev. Extra No. of Units	24,455	29,814	27,099	31,693	34,487	40,452	44,137	50,572	63,257	77,922
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	13.26	10.96	8.24
Value at End of Year	—	—	—	—	—	—	—	12.23	13.26	10.96
No. of Units	—	—	—	—	—	—	—	641	1,481	2,465
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	23.49	18.77	18.59	20.63	19.42	13.63	11.85	12.87	10.67	8.03
Value at End of Year	21.99	23.49	18.77	18.59	20.63	19.42	13.63	11.85	12.87	10.67
No. of Units	2,906	2,970	3,248	3,627	4,059	4,157	5,071	5,176	5,727	12,153
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	8.24	—
Value at End of Year	—	—	—	—	—	—	—	—	13.26	—
No. of Units	—	—	—	—	—	—	—	—	4,319	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	23.49	18.77	18.59	20.63	19.42	13.63	11.85	12.87	10.67	8.03
Value at End of Year	21.99	23.49	18.77	18.59	20.63	19.42	13.63	11.85	12.87	10.67
No. of Units	31,679	34,031	35,907	42,682	45,785	47,551	53,282	78,121	86,180	99,121
Small Cap Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	28.01	24.79	20.74	22.01	21.29	15.54	13.55	14.35	11.49	9.19
Value at End of Year	24.54	28.01	24.79	20.74	22.01	21.29	15.54	13.55	14.35	11.49
Rev Value No. of Units	31,694	36,341	37,217	52,529	58,571	61,287	74,422	80,519	91,940	97,141
Rev. Access No. of Units	13,407	15,536	19,337	18,889	20,277	20,130	19,571	23,845	26,778	35,350
Rev. Extra No. of Units	9,810	12,017	12,831	13,953	14,753	15,748	19,079	23,401	25,892	28,944
Small Cap Value Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	69.15	67.47	55.69	57.14	53.95	40.97	35.83	35.87	28.79	22.64
Value at End of Year	59.80	69.15	67.47	55.69	57.14	53.95	40.97	35.83	35.87	28.79
Rev Value No. of Units	28,395	35,684	40,365	48,091	52,467	60,821	72,250	91,056	111,926	142,150
Rev. Access No. of Units	10,893	11,145	13,587	14,363	15,859	15,681	16,819	23,427	26,464	33,253
Rev. Extra No. of Units	11,227	11,626	13,884	15,668	16,987	20,019	22,356	25,774	30,115	39,230
Total Bond Market Trust (formerly Total Bond Market Trust B) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.47	18.10	17.89	18.06	17.24	17.89	17.41	16.38	15.57	14.84
Value at End of Year	18.20	18.47	18.10	17.89	18.06	17.24	17.89	17.41	16.38	15.57
Rev Value No. of Units	63,101	68,837	73,121	88,186	95,508	108,132	119,757	135,884	157,497	231,983
Rev. Access No. of Units	20,537	22,099	32,654	22,255	24,419	45,717	71,417	30,301	32,459	34,899
Rev. Extra No. of Units	31,222	32,615	34,679	36,843	43,930	49,038	55,497	60,257	67,742	80,849
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	18.49	18.11	17.90	18.07	17.25	17.91	17.42	16.39	15.59	14.85
Value at End of Year	18.21	18.49	18.11	17.90	18.07	17.25	17.91	17.42	16.39	15.59
No. of Units	258	275	292	833	853	1,870	1,892	7,029	1,933	2,522

Revolution, Declaration, Patriot

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.59	15.07	15.57	14.52	14.14	13.30	11.84
Value at End of Year	—	—	—	—	15.59	15.07	15.57	14.52	14.14	13.30
Rev Value No. of Units	—	—	—	—	108,008	118,490	128,154	131,865	149,114	198,366
Rev. Access No. of Units	—	—	—	—	50,639	73,013	40,897	38,439	37,023	29,906
Rev. Extra No. of Units	—	—	—	—	40,626	41,039	45,406	45,788	41,399	52,493
Total Stock Market Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	29.39	24.67	22.23	22.63	20.56	15.60	13.67	13.79	11.91	9.35
Value at End of Year	27.39	29.39	24.67	22.23	22.63	20.56	15.60	13.67	13.79	11.91
Rev Value No. of Units	118,608	145,245	161,476	179,904	203,008	220,334	247,750	287,784	366,090	498,006
Rev. Access No. of Units	46,021	49,603	52,935	67,133	70,711	73,177	77,035	82,675	96,863	104,036
Rev. Extra No. of Units	61,541	64,732	74,971	83,761	90,840	102,205	117,239	135,486	144,982	167,529
Ultra Short Term Bond Trust - NAV Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.32	12.40	12.47	12.50	—	—	—	—	—	—
Value at End of Year	12.36	12.32	12.40	12.47	—	—	—	—	—	—
Rev Value No. of Units	65,574	42,841	31,053	406	—	—	—	—	—	—
Rev. Access No. of Units	125	16	36	—	—	—	—	—	—	—
Rev. Extra No. of Units	13,074	13,354	6,609	—	—	—	—	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	12.32	12.40	12.47	12.50	—	—	—	—	—	—
Value at End of Year	12.36	12.32	12.40	12.47	—	—	—	—	—	—
No. of Units	2,973	2,692	2,692	250	—	—	—	—	—	—

To obtain a free copy of the John Hancock Variable Annuity
Separate Account T Statement of Additional Information dated April 29, 2019, please contact our Annuities Service Center.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 29, 2019

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account T

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of deferred combination fixed and variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions as follows:

Related JHVLICO-Issued Variable Annuity Prospectuses (to be read with this Statement of Additional Information)
Declaration Variable Annuity
Patriot Variable Annuity
Revolution Access Variable Annuity
Revolution Extra Variable Annuity
Revolution Value Variable Annuity

Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to John Hancock USA.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address PO Box 55444 Boston, MA 02205-5444 www.jhannuities.com

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General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly known as John Hancock Variable Annuity Account JF) (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on November 13, 1995 as a separate account of John Hancock Variable Life Insurance Company (“JHVLICO”). Your Contract was issued by JHVLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as “John Hancock USA” and also referred to as “we,” “us,” “our,” or the “Company” in its role as successor to JHVLICO. Effective December 31, 2009, we entered into a merger agreement with JHVLICO and John Hancock Life Insurance Company (“JHLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly John Hancock Variable Annuity Account JF). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, STE 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account T at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Statement of Additional Information of the Registration Statement, and the consolidated financial statements of Manulife Financial Corporation at December 31, 2018, 2017 and 2016, and for the years then ended, included in its 2018 and 2017 Annual Reports (Form 40-F), incorporated by reference in this Statement of Additional Information of the Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein or incorporated by reference, and are included or incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation ) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

●	semimonthly commission statements;

●	monthly summaries of agent production and daily transaction reports;

1

●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2018, 2017, and 2016 were $210,202,441, $223,192,582, and $224,855,376, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Additional Information on Section 403(b) Plans or Tax-Sheltered

Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

●	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
●	earnings on those contributions; and
●	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

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Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

●	termination of employment in all Texas public institutions of higher education;

●	retirement;

●	death; or

●	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an “annuity unit” to help us compute the amount of each monthly payment that is based on a Variable Investment Option. Each Variable Investment Option has its own annuity unit with its own annuity unit value.

The number of the Contract’s annuity units for each Variable Investment Option normally doesn’t change while the payee continues to receive payments, unless the payee makes a transfer from one Variable Investment Option to another. The amount of each monthly annuity payment based on a Variable Investment Option equals the number of the Contract’s annuity units in that option times the value of one such unit as of the tenth day preceding the payment’s due date.

To compute the amount of the first annuity payment that is based on any Variable Investment Option, we first determine the amount of your Contract Value that we will apply to that Variable Investment Option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under “The annuity period – choosing fixed or variable annuity payments.”

For each Variable Investment Option, we then divide:

the resulting value (minus any premium tax charge) by $1,000 and multiply the result by

the applicable annuity purchase rate set forth in the Contract and reflecting (1) the age and, possibly, sex of the payee and (2) the assumed investment rate (discussed below)

This computation determines the amount of the initial monthly variable annuity payment to the annuitant from each Variable Investment Option.

3

We then determine the number of annuity units to be credited to the Contract from each of such Variable Investment Options by dividing:

the amount of the initial monthly variable annuity payment from that Variable Annuity Option by

the annuity unit value of that Variable Investment Option as of 10 calendar days prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a Contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1⁄2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The initial monthly annuity payment would be $262.56.

4000.000 x 12.000000 x 5.47

1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the Variable Investment Option, the deductions made against the Variable Investment Option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one annuity unit by

(1)	multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then
(2)

multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your Contract has an assumed investment rate of 3 1⁄2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Variable Investment Option exceeds 3 1⁄2% per year and will decrease only if it is less than 3 1⁄2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Variable Investment Option used in calculating the “net investment factor” (described below) will be equal on an annual basis to the “assumed investment rate” (described under “VIII. The Annuity Period – Variable Monthly Annuity Payments” in the Prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male’s viewpoint than would otherwise be the case.

4

Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one accumulation unit of a Variable Investment Option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable “net investment rate” for the period subsequent to such preceding value. See “Net Investment Rate” below.

Net Investment Rate

For any period, the net investment rate for a Variable Investment Option equals

(1)	the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less
(2)

for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the Variable Investment Option at the beginning of the period, and less

(3)	a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular Variable Investment Option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the Variable Investment Option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00) divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous Business Day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the Variable Investment Option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit’s change in value reflects only the actual investment experience of the Variable Investment Option.

Purchases and Redemptions of Portfolio Shares

The Company purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our Variable Investment Options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each Variable Investment Option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among Investment Options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHVLICO, to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our General Account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

5

Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

●	requiring personal identification,
●	tape recording calls, and
●	providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Voting Privileges

Here’s the formula we use to determine the number of Portfolio shares as to which you may give instructions:

the total value of your accumulation units in a Variable Investment Option divided by the net asset value of 1 share of the corresponding class of the Portfolio’s shares

At a shareholders’ meeting, you may give instructions regarding:

(1)	the election of a Board of Trustees,
(2)	the ratification of the selection of independent auditors,
(3)	the approval of a Series Portfolio’s investment management agreements, and
(4)	other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any Variable Investment Option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee’s annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio’s shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

6

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,556	$47,970
Stocks:
Preferred stocks	14	11
Common stocks	918	1,354
Investments in affiliates	2,913	2,560
Mortgage loans on real estate	12,085	11,900
Real estate:
Company occupied	162	286
Investment properties	3,851	5,436
Cash, cash equivalents and short-term investments	2,988	4,131
Policy loans	2,788	2,726
Derivatives	8,511	9,637
Receivable for securities	1	16
Other invested assets	9,728	9,269

Total cash and invested assets	88,515	95,296
Investment income due and accrued	583	705
Premiums due	65	65
Amounts recoverable from reinsurers	232	163
Net deferred tax asset	-	13
Funds held by or deposited with reinsured companies	3,188	3,321
Other reinsurance receivable	575	181
Amounts due from affiliates	244	477
Other assets	2,423	1,435
Assets held in separate accounts	124,131	141,167

Total admitted assets	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$64,047	$69,132
Policyholders’ and beneficiaries funds	2,395	2,683
Consumer notes	154	197
Dividends payable to policyholders	393	408
Policy benefits in process of payment	445	450
Other amount payable on reinsurance	845	534
Other policy obligations	46	46

Total policy and contract obligations	68,325	73,450
Payable to parent and affiliates	1,309	1,645
Transfers to (from) separate account, net	(311)	(365)
Asset valuation reserve	1,981	2,106
Reinsurance in unauthorized companies	1	4
Funds withheld from unauthorized reinsurers	336	66
Interest maintenance reserve	1,373	2,038
Current federal income taxes payable	-	104
Net deferred tax liability	77	-
Derivatives	3,719	4,129
Payables for collateral on derivatives	1,559	1,973
Payables for securities	29	177
Funds held under coinsurance	7,376	7,239
Other general account obligations	1,181	981
Obligations related to separate accounts	124,131	141,167

Total liabilities	211,086	234,714

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2018 and 2017)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2018 and 2017, respectively)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,061	4,300

Total capital and surplus	8,870	8,109

Total liabilities and capital and surplus	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$5,816	$18,286	$13,227
Consideration for supplementary contracts with life contingencies	132	176	201
Net investment income	4,665	4,426	4,308
Amortization of interest maintenance reserve	179	195	191
Commissions and expense allowance on reinsurance ceded	468	1,963	629
Reserve adjustment on reinsurance ceded	(7,820)	(12,621)	(7,297)
Separate account administrative and contract fees	1,786	1,772	1,697
Other revenue	193	347	434

Total premiums and other revenues	5,419	14,544	13,390
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,322	12,693	10,220
Annuity benefits	1,735	1,788	1,622
Disability and long-term care benefits	801	738	664
Interest and adjustments on policy or deposit-type funds	(52)	(318)	94
Payments on supplementary contracts with life contingencies	203	199	191
Increase (decrease) in life and long-term care reserves	(5,078)	1,979	1,784

Total benefits paid or provided	9,931	17,079	14,575
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,078	1,091	1,049
General expenses	1,186	1,039	943
Insurance taxes, licenses and fees	167	138	171
Net transfers to (from) separate accounts	(7,616)	(8,706)	(5,581)
Investment income ceded	1,052	878	1,240
Other deductions	(459)	153	21

Total insurance expenses and other deductions	(4,592)	(5,407)	(2,157)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	80	2,872	972
Dividends to policyholders	111	124	131

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(31)	2,748	841
Federal income tax expense (benefit)	(725)	446	(121)

Income (loss) from operations before net realized capital gains (losses)	694	2,302	962
Net realized capital gains (losses)	340	(403)	(933)

Net income (loss)	$1,034	$1,899	$29

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$5	$3,196	$990	$1,253	$5,444
Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	5	3,219	585	4,300	8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13

Balances at December 31, 2018	$5	$3,219	$585	$5,061	$8,870

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$13,901	$18,819	$13,411
Net investment income received	4,828	4,603	4,415
Separate account fees	1,786	1,772	1,697
Commissions and expenses allowance on reinsurance ceded	468	1,963	629
Miscellaneous income	668	374	595
Benefits and losses paid	(22,601)	(28,091)	(21,060)
Net transfers from (to) separate accounts	7,670	8,763	5,699
Commissions and expenses (paid) recovered	(3,763)	(3,040)	(2,873)
Dividends paid to policyholders	(126)	(138)	(137)
Federal and foreign income and capital gain taxes (paid) recovered	(617)	(846)	200

Net cash provided by (used in) operating activities	2,214	4,179	2,576

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	22,532	19,287	20,934
Stocks	566	317	239
Mortgage loans on real estate	880	885	1,283
Real estate	2,507	986	1,295
Other invested assets	2,066	624	485
Net gains (losses) on cash, cash equivalents and short term investments	(4)	4	(2)

Total investment proceeds	28,547	22,103	24,234
Cost of investments acquired:
Bonds	25,992	21,195	21,880
Stocks	114	459	652
Mortgage loans on real estate	1,975	1,179	2,440
Real estate	213	415	446
Other invested assets	2,530	1,680	1,429
Derivatives	12	46	1,420

Total cost of investments acquired	30,836	24,974	28,267
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(547)	217	266
Net (increase) decrease in policy loans	(62)	(4)	932

Net cash provided by (used in) investment activities	(2,898)	(2,658)	(2,835)

Financing and miscellaneous activities
Surplus notes	-	-	(405)
Borrowed funds	(42)	(164)	(64)
Net deposits (withdrawals) on deposit-type contracts	(288)	(34)	93
Dividend paid to Parent	(600)	(900)	-
Other cash provided (applied)	471	(171)	(14)

Net cash provided by (used in) financing and miscellaneous activities	(459)	(1,269)	(390)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,143)	252	(649)
Cash, cash equivalents and short-term investments at beginning of year	4,131	3,879	4,528

Cash, cash equivalents and short-term investments at end of year	$2,988	$4,131	$3,879

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$7,873	$33	$650
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(7,873)	16	(650)
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	(49)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $1,212 million and $1,281 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principles-based reserving method use assumptions as outlined in the Company’s PBR Actuarial Report.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 16% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2018 and 2017, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks - Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and will finish implementation prior to January 1, 2020. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817

Total bonds	$44,556	$2,472	$(979)	$46,049

December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$930	$932
Due after one year through five years	4,914	4,923
Due after five years through ten years	7,546	7,628
Due after ten years	25,492	26,749
Mortgage-backed and asset-backed securities	5,674	5,817

Total	$44,556	$46,049

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$265	$135
Bonds and cash pledged in support of exchange-traded futures	362	364
Bonds and cash pledged in support of cleared interest rate swaps	337	192

Total fair value	$964	$691

At carrying value:
Bonds on deposit with government authorities	$14	$16
Mortgage loans pledged in support of real estate	-	2
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,508	4,187

Total carrying value	$2,615	$4,298

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $2,856 million and $2,238 million, with an aggregate fair value of $2,830 million and $2,412 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2018

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

At December 31, 2018 and 2017, there were 1,383 and 483 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $43 million and $40 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $72 million, $3 million, and $61 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 4, and 8 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2018, 2017 and 2016 was $0 million, $3 million, and $16 million, respectively. There were 1, 1, and 2 restructured corporate bonds for which an impairment was recognized during 2018, 2017 and 2016, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$28,102	$17,663	$20,018
Realized gross gains	729	557	524
Realized gross losses	(407)	(33)	(112)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913

Total stocks	$2,394	$1,482	$(30)	$3,846

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

*Affiliates - fair value represents the carrying value

At December 31, 2018 and 2017, there were 309 and 136 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $11 million, $2 million, and $24 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 95, 81, and 108 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)

Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
Allowance	(14)	West South Central	660
		Canada / Other	82
		Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

The aggregate mortgages outstanding to any one borrower do not exceed $425 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 8.30% and 3.26% for commercial loans. The Company issued no purchase money mortgages in 2018 and 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired loans was $56 million, $31 million, and $25 million at December 31, 2018, 2017 and 2016, respectively. The Company recognized $4 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$442	$-	$11,472	$-	$11,914
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$279	$250
AA	2,814	2,842
A	5,505	5,585
BBB	3,370	3,095
BB	61	98
B and lower and unrated	56	30

Total	$12,085	$11,900

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$236	$396
Properties held for the production of income	4,730	6,086
Properties held for sale	-	-
Less accumulated depreciation	(953)	(760)

Total	$4,013	$5,722

The Company recorded $0 million, $0 million, and $38 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $39 million, $0 million, and $99 million of impairments on partnerships and LLCs during the years ended December 31, 2018, 2017 and 2016, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2018 or 2017.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2018 and 2017, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2018 and 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2018 or 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$2,279	$2,146	$2,232
Preferred stocks	-	-	-
Common stocks	126	23	225
Mortgage loans on real estate	594	610	609
Real estate	638	704	762
Policy loans	175	176	167
Cash, cash equivalents and short-term investments	38	33	18
Other invested assets	1,069	1,014	506
Derivatives	427	483	594
Other income	(21)	12	30

Total investment income	5,325	5,201	5,143
Expenses
Investment expenses	(424)	(509)	(529)
Investment taxes, licenses and fees, excluding federal income taxes	(76)	(93)	(94)
Investment interest expense	(48)	(50)	(82)
Depreciation on real estate and other invested assets	(112)	(123)	(130)

Total investment expenses	(660)	(775)	(835)

Net investment income	$4,665	$4,426	$4,308

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$730	$722	$(494)
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(475) in 2017, and $31 in 2016)	(6)	882	(57)

Realized capital gains (losses) before tax	736	(160)	(437)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	396	243	496

Net realized capital gains (losses)	$340	$(403)	$(933)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5

Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6

Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188

Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017

		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	7,453	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	991	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	5,372	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$159,427	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$175,220	$9,637	$4,129	$11,223	$4,872

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, respectively, the Company recorded unrealized gains (losses) of $231 million, $402 million, and $436 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(193)	$(805)	$773
Interest rate treasury locks	(417)	841	(435)
Interest rate options	(35)	(73)	(8)
Interest rate futures	212	-	-
Foreign currency swaps	-	6	(31)
Foreign currency forwards	6	(11)	-
Foreign currency futures	(11)	-	-
Equity total return swaps	9	3	(4)
Equity index options	(133)	102	68
Equity index futures	121	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(441)	$63	$363

Net realized capital gain (loss):
Interest rate swaps	$(225)	$874	$(490)
Interest rate treasury locks	43	34	342
Interest rate options	(5)	(3)	-
Interest rate futures	(411)	273	(23)
Foreign currency swaps	4	4	3
Foreign currency forwards	(16)	16	24
Foreign currency futures	61	(111)	94
Equity total return swaps	(2)	(9)	(9)
Equity index options	49	22	(98)
Equity index futures	157	(1,104)	(1,007)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(345)	$(4)	$(1,164)

Total gain (loss) from derivatives in other hedging relationships	$(786)	$59	$(801)

The table above does not include unrealized gains (losses) of ($28) million, $9 million, $11 million and realized gains (losses) of $12 million, $12 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($229) million, $872 million, and ($526) million (including ($226) million, $874 million, and ($490) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2018 and 2017, respectively

	December 31, 2018			December 31, 2017

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$-	$-	-	$10	$-	1
AA	-	-	-	10	-	-
A	-	-	-	10	-	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$-	$-		$30	$-

1

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

2

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2018 and 2017. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company accepted collateral consisting of cash of $1,559 million and $1,973 million, and various securities with a fair value of $3,280 million and $4,360 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2018	$-
2019	66
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$66

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
		(in millions)
Prior Year	$40	$32	$71
Current Year	$66	$(48)	$17

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2018 and 2017, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $266 million and $261 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2018 and 2017, the equity total return swap agreements with MLI had a fair value of ($14) million and $30 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	31	31	-	25	6	-

Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-

Common stocks:
Industrial and misc	918	918	807	-	111	-

Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,450	8,450	-	8,035	415	-

Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,716	3,716	-	3,591	125	-

Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10	$-
Loan-backed and structured securities	6	6	-	-	6	-

Total bonds with NAIC 6 rating	28	28	-	12	16	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134	-

Total common stocks	1,354	1,354	1,220	-	134	-
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-	-
Interest rate treasury locks	630	630	-	61	569	-
Interest rate options	247	247	-	67	180	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-	-
Foreign currency forwards	2	2	-	2	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	20	20	-	-	20	-
Equity index options	319	319	-	319	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769	-

Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763	$-

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40	$-
Interest rate treasury locks	13	13	-	12	1	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-	-
Foreign currency forwards	5	5	-	5	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41	-

Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28

Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240

Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,439 million and $2,415 million at December 31, 2018 and 2017, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

	Balance at January 1, 2018	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2018
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-

Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111

Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804

Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$20,067	$20,392	$19,809
Assumed	603	605	872
Ceded	(14,854)	(2,711)	(7,454)

Net	$5,816	$18,286	$13,227

Benefits to policyholders ceded	$(15,881)	$(16,741)	$(15,271)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,586 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(219)	$(224)	$(264)
Premiums assumed	88	91	106
Benefits ceded	(594)	(636)	(615)
Benefits assumed	238	254	246

Other reinsurance receivable (payable)	-	(1)	(2)
Funds held by or deposited with reinsured companies	3,183	3,316	3,483

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the 2018 Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(2,790)
Benefits ceded, net	(134)
Other reinsurance receivable	24
Other amounts payable on reinsurance	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual payout annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table below consists of the impact of the 2012 RGA Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(2)	$(3)	$(392)
Benefits ceded, net	(407)	(418)	(467)

Other reinsurance receivable	72	68	73
Other amounts payable on reinsurance	-	-	-

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table below consists of the impact of the Jackson National Life Insurance Company (“Jackson’) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(5,317)
Benefits ceded, net	(134)
Funds held by or deposited with reinsured companies	-

Other reinsurance receivable	20
Other amounts payable on reinsurance	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(167)	$(177)	$(183)
Benefits ceded, net	(408)	(424)	(427)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	39	46	41
Other amounts payable on reinsurance	5	4	9

Treaty settlement received (paid)*	208	227	246
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(501)	$(256)	$(517)
Premiums ceded, impact of treaty recaptured	-	3,718	-
Benefits ceded	(573)	(782)	(836)

Other reinsurance receivable	13	2	-
Other amounts payable on reinsurance	-	-	24
Funds withheld from reinsured companies	7,131	7,048	-
Funds withheld from unauthorized reinsurers	-	-	7,236
Treaty settlement received (paid)*	20	(8)	(594)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long-Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,038 million and $8,644 million at December 31, 2018 and 2017, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long-term care liabilities was $7,131 million and $7,048 million at December 31, 2018 and 2017, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2018 and 2017.

	Years ended December 31,
	2018	2017

	(in millions)
Available Capital	$2,085	$1,884
Required Capital	$323	$262
RBC Ratio	646%	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2018 and 2017 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2018	$11,404	$1,425	800%
Impact of JHRECO LTC Recapture	470	232	-83%

Capital Gross of JHRECO LTC Cession	$11,874	$1,657	717%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(3,763)	$(3,320)	$(3,978)
Benefits ceded	(10,700)	(11,653)	(10,494)

Other reinsurance receivable	185	25	-
Other amounts payable on reinsurance	660	389	605
Funds withheld from unauthorized reinsurers	7	-	227

Treaty settlement received (paid)*	178	480	(142)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,989 million and $1,873 million as a coinsurance reserve and JHUSA holds $420 million and $109 million as a modified coinsurance reserve at December 31, 2018 and 2017, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $0 million at December 31, 2018 and 2017, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(133)	$(255)	$(298)
Benefits ceded	(595)	(545)	(468)

Other reinsurance receivable	-	-	5
Other amounts payable on reinsurance	7	7	-
Funds withheld from unauthorized reinsurers	329	66	-
Treaty settlement received (paid)*	(30)	(28)	(74)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	241
Benefits ceded	(22)	(19)	(10)
Benefits assumed	19	22	8

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	5	7	-
Funds withheld from authorized reinsurers	-	-	3
Treaty settlement received (paid)*	(23)	(28)	7

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Year ended December 31,
	2018	2017

	(in millions)
Premiums ceded	$(135)	$(373)
Premiums assumed	-	-
Benefits ceded	(17)	(14)
Benefits assumed	-	-

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	22	18
Funds withheld from authorized reinsurers	102	50
Treaty settlement received (paid)*	(68)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(758)	$4	$(754)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(758)	4	(754)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(758)	4	(754)
(f) Deferred tax liabilities	(661)	(3)	(664)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(97)	$7	$(90)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2018. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$12	$12
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(93)	-	(93)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(93)	-	(93)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	116	-	116
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(665)	(8)	(673)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(758)	$4	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	800%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,854	$8,082

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(758)	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(758)	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(725)	$446	$(1,171)
(b) Foreign	-	-	-

(c) Subtotal	(725)	446	(1,171)
(d) Federal income tax on net capital gains	396	243	153
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(329)	$689	$(1,018)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	654	1,489	(835)
(4) Investments	72	88	(16)
(5) Deferred acquisition costs	412	357	55
(6) Policyholder dividends accrual	53	49	4
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	34	28	6
(9) Pension accrual	17	16	1
(10) Receivables - nonadmitted	54	48	6
(11) Net operating loss carryforward	35	-	35
(12) Tax credit carry-forward	333	329	4
(13) Other (including items <5% of total ordinary tax assets)	10	28	(18)

(99) Subtotal	$1,674	$2,432	$(758)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,553	$2,311	$(758)
(e) Capital:
(1) Investments	$67	$63	$4
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$67	$63	$4
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$67	$63	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,620	$2,374	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,150	$1,178	$(28)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	9	9	-
(4) Policyholder reserves	324	934	(610)
(5) Other (including items <5% of total ordinary tax liabilities)	127	150	(23)

(99) Subtotal	$1,628	$2,289	$(661)
(b) Capital:
(1) Investments	$69	$72	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$69	$72	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,697	$2,361	$(664)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(77)	$13	$(90)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$1,620	$2,374	$(754)
Total deferred tax liabilities	1,697	2,361	(664)

Net deferred tax assets (liabilities)	$(77)	$13	$(90)

Tax effect of unrealized gains and losses			137
Tax effect of unrealized foreign exchange gains (losses)			5
Other			(215)

Change in net deferred income taxes			$(17)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$(7)	$962	$294
Net realized capital gains (losses) before IMR at statutory rate	153	253	(173)
Change in nonadmitted assets	-	-	-
Reinsurance	77	22	(47)
Valuation allowance	-	-	71
Tax-exempt income	1	(22)	(16)
Nondeductible expenses	2	1	(1)
Foreign tax expense gross up	5	8	8
Amortization of IMR	(138)	(68)	(78)
Tax recorded in surplus	14	68	(4)
Dividend received deduction	(159)	(184)	(183)
Investment in subsidiaries	(18)	(25)	(25)
Prior year adjustment	(69)	(151)	(54)
Tax credits	(23)	(24)	(26)
Change in tax reserve	33	4	(200)
Pension	-	-	-
Tax rate change	(185)	570	-
Other	2	1	(1)

Total	$(312)	$1,415	$(435)

Federal and foreign income taxes incurred	$(725)	$446	$(121)
Capital gains tax	396	243	496
Change in net deferred income taxes	17	726	(810)

Total statutory income tax expense (benefit)	$(312)	$1,415	$(435)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3
	2017	2037	1
	2018	2038	-

			$303

Net Operating Losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	-
	2018		35

			$35

Foreign Tax Credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	23

			$23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Origination Year	Expiration Year	Amount

	(in millions)
Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $323 million and $0 million for the years 2018, 2017 and 2016 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Taxes receivable from (payable to) affiliates are ($47) million and ($156) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$60	$37
Additions based on tax positions related to the current year	2	14
Payments	-	-
Additions for tax positions of prior years	48	22
Reductions for tax positions of prior years	(2)	(13)

Balance at end of year	$108	$60

Included in the balances as of December 31, 2018 and 2017, are $108 million and $75 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017, are ($1) million and ($16) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($3) million, ($10) million, and ($177) million of interest expense / (benefit) for the years ended December 31, 2018, 2017 and 2016, respectively. The Company had approximately $6 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $1 million for 2017. This amount was fully remitted to the IRS with the filing of the 2017 federal income tax return.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $485 million, all of which was recorded as a current tax recoverable. The Company expects to recover $243 million of this balance with the filing of its 2018 tax return, while the remaining $242 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $13 million per year. In addition, with the completion of the 2017 tax return,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

the Company recorded all provision to return adjustments of which ($185) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2018, 2017 and 2016, the Company paid ordinary dividends of $600 million, $807 million and $0 million and extraordinary dividends of $0 million, $93 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2018. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2018, 2017 and 2016. Total interest paid through December 31, 2018 was $813 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the year ended December 31, 2016, the combined interest expense on the notes was $31 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid through December 31, 2018 was $24 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $347 million, and $329 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $748 million, $767 million, and $811 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2018, 2017 and 2016, respectively, the Company received dividends of $28 million, $31 million, and $34 million from John Hancock Investment Management Services LLC, $83 million, $72 million, and $71 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $404 million, $231 million, and $214 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $0 million, and $19 million from John Hancock Partnership Holdings I & II, $1 million, $10 million, and $0 million from CLA CRE Opportunity Fund I LP and $27 million, $0 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018 and 2017, the Company made a capital contribution of $0 million and $0 million to JHS LLC.

The Company did not make a capital contribution to its wholly-owned subsidiary, MMRC in 2018. During 2017, the Company made a capital contribution of $40 million to MMRC, in exchange for one hundred and one shares of the common stock of MMRC.

During 2018 and 2017, the Company received a return of capital of $80 million and $0 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $572 million and $558 million at December 31, 2018 and 2017, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2018	2017

	(In millions)
The Manufacturers Investment Corporation	$66	$134
John Hancock Financial Corporation	113	114
Manulife Reinsurance Limited	17	56
Manulife Reinsurance (Bermuda) Ltd.	141	111
Manulife (Michigan) Reassurance Company	6	4
John Hancock Life & Health Insurance Company	159	180
John Hancock Reassurance Company, Ltd.	91	179
John Hancock Life Insurance Company New York	293	170
John Hancock Investment Management Services LLC	25	23
John Hancock Subsidiaries LLC	24	31
John Hancock Insurance Agency, Inc.	5	5
Essex Corporation	1	-
JH Signature Services Inc.	9	8
JH Partnership Holdings I, II LP	-	7
John Hancock Realty Advisors	6	2
JH Advisors LLC	47	66
Manulife Asset Management (US) LLC	35	76
Hancock Capital Investment Management LLC	15	11
John Hancock RPS, LLC	41	31
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	11
JH Networking Insurance Agency, Inc.	4	5
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	1
Hancock Natural Resource Group, Inc.	68	30
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	1	2
John Hancock Funding Company LLC	(9)	-

Total	$1,221	$1,264

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $723 million, purchase other invested assets of $2,118 million, purchase real estate of $87 million, and issue agricultural and commercial mortgages of $152 million at December 31, 2018. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2019	$9
2020	8
2021	5
2022	3
2023	3
Thereafter	16

Total	$44

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company is pending in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On November 1, 2018, the court granted preliminary approval of the $91 million settlement for Besen and scheduled a fairness hearing for February 19, 2019. Distribution of notice of the settlement to the class commenced on December 26, 2018. A similar class action based on the same policy language in dispute in the case pending in New York had been pending in California. The parties have settled all claims alleged in the California action. On May 8, 2018, the court granted final approval of the settlement, and the settlement amount of $60 million has been paid.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of New York. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. It is too early to assess the range of potential outcomes for these two related lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%

Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%

Total (gross)	20,038	544	110,692	131,274	100%

Reinsurance ceded	10,830	-	-	10,830

Total (net)	$9,208	$544	$110,692	$120,444

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2018	2017	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$78,443	$87,377	$-	$-
Variable and Fixed Annuities	29,250	35,552	21	23
Life Insurance	12,771	14,081	-	-
Fixed Products - Institutional and stable value fund	1,743	2,140	-	-
Fixed Products - Retail	26	26	351	413
Investments - Funds	1,526	1,555	-	-

Total	$123,759	$140,731	$372	$436

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$29,577	$36,044
Amount of reserve held	1,230	821
Net amount at risk - gross	7,778	4,817
Weighted average attained age	69	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$24,071	$28,880
Balanced	8,365	10,009
Bonds	5,615	6,381
Money Market	517	519

Total	$38,568	$45,789

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,007	$14,007	$-	$14,395	$14,395

Reserves for accounts with assets at:
Fair value	544	123,076	123,620	627	139,896	140,523
Amortized cost	-	-	-	-	-	-

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$337	$1,385	$1,722	$400	$1,720	$2,120
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,329	1,329	-	1,494	1,494
At fair value	-	118,543	118,543	-	134,740	134,740
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,671	1,671	-	1,771	1,771

Subtotal	337	122,928	123,265	400	139,725	140,125
Not subject to discretionary withdrawal	207	148	355	227	171	398

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$15,071	$17,679	$17,163
Transfers from separate accounts	22,687	26,385	22,744

Net transfers to (from) separate accounts	$(7,616)	$(8,706)	$(5,581)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $26 million, $34 million, and $30 million in 2018, 2017 and 2016, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2018, 2017 and 2016, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $308 million and $328 million at December 31, 2018 and 2017, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2018, 2017 and 2016, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2018 and 2017 was $108 million and $112 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2018 and 2017 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans - (continued)

actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2018, 2017 and 2016, respectively.

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2018, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2018, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2018. At December 31, 2018, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2018, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2018, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $1 million for the year ended December 31, 2018 and 2017.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2018 and 2017 was $154 million and $197 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $10 million, $11 million, and $12 million in 2018, 2017 and 2016, respectively. Interest paid amounted to $8 million, $11 million, and $11 million in 2018, 2017 and 2016, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $7 million, and $7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

	December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2018 and 2017, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2018
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

December 31, 2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2018 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2018	2017

	(in millions)
Assets:
Bonds	$2,222	$2,744
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	327	247
Real estate	661	704
Cash, cash equivalents and short-term investments	332	4
Policy loans	1,734	1,694
Other invested assets	407	248

Total cash and invested assets	5,683	5,641
Investment income due and accrued	110	102
Premiums due	4	5
Net deferred tax asset	32	73
Other closed block assets	372	46

Total closed block assets	$6,201	$5,867

Obligations:
Policy reserves	5,407	5,515
Policyholders’ and beneficiaries’ funds	58	60
Dividends payable to policyholders	304	322
Policy benefits in process of payment	61	71
Other policy obligations	6	1
Other closed block obligations	663	500

Total closed block obligations	$6,499	$6,469

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $209 million and $33 million, respectively, related to the various agreements with SRUS.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account T

December 31, 2018

John Hancock Life Insurance Company (U.S.A.) Separate Account T

Audited Financial Statements

December  31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account T

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Separate Account”), as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018 and the results of its operations and changes in contract owners’ equity for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 3, 2019

3

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account T

500 Index Fund Series NAV	M International Equity
Active Bond Trust Series NAV	M Large Cap Value
Blue Chip Growth Trust Series NAV	Managed Volatility Balanced Portfolio Series NAV
Capital Appreciation Trust Series NAV	Mid Cap Index Trust Series NAV
Core Bond Trust Series NAV	Mid Cap Stock Trust Series NAV
Equity Income Trust Series NAV	Mid Value Trust Series NAV
Financial Industries Trust Series NAV	Money-Market Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Real Estate Securities Trust Series NAV
Global Bond Trust Series NAV	Short Term Government Income Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Stock Trust Series NAV
High Yield Trust Series NAV	Small Cap Index Trust Series NAV
International Equity Index Series NAV	Small Cap Value Trust Series NAV
International Value Trust Series NAV	Total Bond Market Series Trust NAV
Lifestyle Balanced Portfolio Series NAV	Total Stock Market Index Trust Series NAV
Lifestyle Growth Portfolio Series NAV	Ultra Short Term Bond Trust Series NAV

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series NAV	Active Bond Trust Series NAV	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Core Bond Trust Series NAV	Equity Income Trust Series NAV
Total Assets
Investments at fair value	$15,539,337	$5,535,457	$7,622,244	$2,389,808	$2,113,876	$8,497,277

Net Assets
Contracts in accumulation	$15,441,988	$5,533,615	$7,611,619	$2,389,808	$2,113,876	$8,481,896
Contracts in payout (annuitization)	97,349	1,842	10,625	—	—	15,381

Total net assets	$15,539,337	$5,535,457	$7,622,244	$2,389,808	$2,113,876	$8,497,277

Units outstanding	370,507	285,147	313,323	249,082	134,792	325,009
Unit value	$41.94	$19.41	$24.33	$9.59	$15.68	$26.14

Shares	521,454	600,375	246,117	197,342	167,502	625,720
Cost	$9,818,705	$5,864,426	$7,058,443	$2,590,051	$2,233,910	$9,755,502

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series NAV	Global Bond Trust Series NAV	Health Sciences Trust Series NAV	High Yield Trust Series NAV	International Equity Index Series NAV
Total Assets
Investments at fair value	$2,775,002	$7,399,925	$1,361,713	$1,461,160	$1,722,206	$3,174,040

Net Assets
Contracts in accumulation	$2,775,002	$7,348,463	$1,361,713	$1,461,160	$1,722,206	$3,163,803
Contracts in payout (annuitization)	—	51,462	—	—	—	10,237

Total net assets	$2,775,002	$7,399,925	$1,361,713	$1,461,160	$1,722,206	$3,174,040

Units outstanding	112,572	472,484	68,380	26,118	92,262	190,197
Unit value	$24.65	$15.66	$19.91	$55.94	$18.67	$16.69

Shares	233,586	374,870	110,708	62,900	361,050	205,706
Cost	$2,728,951	$6,267,636	$1,401,133	$1,689,131	$2,006,573	$3,121,728

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Value Trust Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Growth Portfolio Series NAV	M International Equity	M Large Cap Value	Managed Volatility Balanced Portfolio Series NAV
Total Assets
Investments at fair value	$2,144,843	$8,058	$167,099	$1,901	$5,483	$3,058,763

Net Assets
Contracts in accumulation	$2,134,374	$8,058	$167,099	$1,901	$5,483	$3,058,763
Contracts in payout (annuitization)	10,469	—	—	—	—	—

Total net assets	$2,144,843	$8,058	$167,099	$1,901	$5,483	$3,058,763

Units outstanding	171,358	592	14,085	125	257	190,566
Unit value	$12.52	$13.61	$11.86	$15.21	$21.33	$16.05

Shares	182,540	586	11,252	179	496	271,649
Cost	$2,165,527	$8,701	$186,157	$2,013	$5,809	$3,462,723

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series NAV	Mid Value Trust Series NAV	Money-Market Trust Series NAV	Real Estate Securities Trust Series NAV	Short Term Government Income Trust Series NAV
Total Assets
Investments at fair value	$369,537	$3,679,400	$2,406,501	$5,227,076	$1,612,002	$2,462,371

Net Assets
Contracts in accumulation	$369,537	$3,679,400	$2,406,501	$5,195,406	$1,612,002	$2,462,371
Contracts in payout (annuitization)	—	—	—	31,670	—	—

Total net assets	$369,537	$3,679,400	$2,406,501	$5,227,076	$1,612,002	$2,462,371

Units outstanding	13,729	52,031	54,761	519,310	36,013	159,855
Unit value	$26.92	$70.72	$43.95	$10.07	$44.76	$15.40

Shares	19,635	229,962	255,467	5,227,076	86,620	207,445
Cost	$407,242	$3,731,169	$2,949,629	$5,227,076	$1,100,557	$2,614,302

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Index Trust Series NAV	Small Cap Stock Trust Series NAV (a)	Small Cap Value Trust Series NAV	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Total Assets
Investments at fair value	$1,347,697	$3,762,005	$3,046,933	$2,094,648	$6,192,122	$1,009,791

Net Assets
Contracts in accumulation	$1,347,697	$3,762,005	$3,021,183	$2,094,648	$6,192,122	$1,009,791
Contracts in payout (annuitization)	—	—	25,750	—	—	—

Total net assets	$1,347,697	$3,762,005	$3,046,933	$2,094,648	$6,192,122	$1,009,791

Units outstanding	54,911	175,763	50,946	115,117	226,169	81,746
Unit value	$24.54	$21.40	$59.81	$18.20	$27.38	$12.35

Shares	100,725	409,358	196,070	213,522	306,389	88,734
Cost	$1,393,017	$4,017,568	$3,980,068	$2,209,793	$4,089,564	$1,015,000

(a)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$248,588	$330,805	$183,664	$219,542	$5,359	$9,943
Expenses:
Mortality and expense risk and administrative charges	(237,596)	(241,887)	(73,634)	(78,516)	(113,782)	(106,535)

Net investment income (loss)	10,992	88,918	110,030	141,026	(108,423)	(96,592)

Realized gains (losses) on investments:
Capital gain distributions received	297,619	246,741	—	—	1,250,990	588,852
Net realized gain (loss)	1,711,076	1,232,870	6,684	120,308	837,458	587,945

Realized gains (losses)	2,008,695	1,479,611	6,684	120,308	2,088,448	1,176,797

Unrealized appreciation (depreciation) during the period	(2,908,268)	1,958,866	(232,431)	(41,103)	(1,801,285)	1,448,314

Net increase (decrease) in net assets from operations	(888,581)	3,527,395	(115,717)	220,231	178,740	2,528,519

Changes from principal transactions:
Purchase payments	6,795	5,500	1,545	1,200	325	325
Transfers between sub-accounts and the company	(455,999)	(25,288)	29,919	367,427	(376,192)	(29,423)
Withdrawals	(2,970,244)	(2,197,843)	(599,518)	(797,196)	(1,130,757)	(1,135,831)
Annual contract fee	(42,332)	(44,026)	(12,714)	(13,610)	(19,156)	(19,662)

Net increase (decrease) in net assets from principal transactions	(3,461,780)	(2,261,657)	(580,768)	(442,179)	(1,525,780)	(1,184,591)

Total increase (decrease) in net assets	(4,350,361)	1,265,738	(696,485)	(221,948)	(1,347,040)	1,343,928
Net assets at beginning of period	19,889,698	18,623,960	6,231,942	6,453,890	8,969,284	7,625,356

Net assets at end of period	$15,539,337	$19,889,698	$5,535,457	$6,231,942	$7,622,244	$8,969,284

	2018	2017	2018	2017	2018	2017
Units, beginning of period	446,392	501,593	315,298	338,236	375,787	433,478
Units issued	2,171	3,717	6,996	19,527	3,096	15,214
Units redeemed	(78,056)	(58,918)	(37,147)	(42,465)	(65,560)	(72,905)

Units, end of period	370,507	446,392	285,147	315,298	313,323	375,787

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Core Bond Trust Series NAV		Equity Income Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$9,860	$2,779	$58,243	$56,179	$195,114	$254,205
Expenses:
Mortality and expense risk and administrative charges	(35,356)	(32,169)	(28,916)	(32,184)	(130,705)	(142,949)

Net investment income (loss)	(25,496)	(29,390)	29,327	23,995	64,409	111,256

Realized gains (losses) on investments:
Capital gain distributions received	484,842	222,187	—	33,409	1,283,249	858,572
Net realized gain (loss)	176,106	214,152	(23,134)	(8,214)	370,373	227,173

Realized gains (losses)	660,948	436,339	(23,134)	25,195	1,653,622	1,085,745

Unrealized appreciation (depreciation) during the period	(655,418)	355,474	(52,585)	5,300	(2,751,585)	379,916

Net increase (decrease) in net assets from operations	(19,966)	762,423	(46,392)	54,490	(1,033,554)	1,576,917

Changes from principal transactions:
Purchase payments	1,945	1,300	—	—	2,520	3,120
Transfers between sub-accounts and the company	(24,905)	(64,742)	1,528	169,332	(286,692)	(306,789)
Withdrawals	(294,906)	(311,984)	(283,255)	(245,916)	(1,428,483)	(1,791,541)
Annual contract fee	(5,969)	(5,939)	(5,776)	(6,429)	(24,014)	(27,479)

Net increase (decrease) in net assets from principal transactions	(323,835)	(381,365)	(287,503)	(83,013)	(1,736,669)	(2,122,689)

Total increase (decrease) in net assets	(343,801)	381,058	(333,895)	(28,523)	(2,770,223)	(545,772)
Net assets at beginning of period	2,733,609	2,352,551	2,447,771	2,476,294	11,267,500	11,813,272

Net assets at end of period	$2,389,808	$2,733,609	$2,113,876	$2,447,771	$8,497,277	$11,267,500

	2018	2017	2018	2017	2018	2017
Units, beginning of period	279,322	324,037	153,315	158,492	385,196	463,680
Units issued	5,081	18,050	4,470	13,705	1,238	7,195
Units redeemed	(35,321)	(62,765)	(22,993)	(18,882)	(61,425)	(85,679)

Units, end of period	249,082	279,322	134,792	153,315	325,009	385,196

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series NAV		Global Bond Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$39,393	$44,732	$42,516	$70,270	$40,180	$33,698
Expenses:
Mortality and expense risk and administrative charges	(42,687)	(45,654)	(115,542)	(112,381)	(17,738)	(17,750)

Net investment income (loss)	(3,294)	(922)	(73,026)	(42,111)	22,442	15,948

Realized gains (losses) on investments:
Capital gain distributions received	212,366	—	1,160,046	212,702	—	—
Net realized gain (loss)	112,228	101,565	520,475	384,931	(10,210)	(9,826)

Realized gains (losses)	324,594	101,565	1,680,521	597,633	(10,210)	(9,826)

Unrealized appreciation (depreciation) during the period	(821,572)	375,943	(2,837,413)	1,528,840	(55,774)	94,825

Net increase (decrease) in net assets from operations	(500,272)	476,586	(1,229,918)	2,084,362	(43,542)	100,947

Changes from principal transactions:
Purchase payments	525	—	—	900	—	700
Transfers between sub-accounts and the company	(207,142)	(17,472)	47,653	30,964	119,377	(15,993)
Withdrawals	(249,786)	(373,592)	(1,056,570)	(818,794)	(112,787)	(85,459)
Annual contract fee	(3,693)	(4,496)	(14,674)	(15,566)	(4,127)	(4,330)

Net increase (decrease) in net assets from principal transactions	(460,096)	(395,560)	(1,023,591)	(802,496)	2,463	(105,082)

Total increase (decrease) in net assets	(960,368)	81,026	(2,253,509)	1,281,866	(41,079)	(4,135)
Net assets at beginning of period	3,735,370	3,654,344	9,653,434	8,371,568	1,402,792	1,406,927

Net assets at end of period	$2,775,002	$3,735,370	$7,399,925	$9,653,434	$1,361,713	$1,402,792

	2018	2017	2018	2017	2018	2017
Units, beginning of period	128,128	142,713	528,562	578,340	68,363	73,613
Units issued	334	557	7,284	6,850	6,892	1,789
Units redeemed	(15,890)	(15,142)	(63,362)	(56,628)	(6,875)	(7,039)

Units, end of period	112,572	128,128	472,484	528,562	68,380	68,363

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series NAV		International Equity Index Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$115,312	$113,124	$90,668	$90,633
Expenses:
Mortality and expense risk and administrative charges	(23,414)	(24,270)	(23,776)	(25,858)	(48,774)	(52,508)

Net investment income (loss)	(23,414)	(24,270)	91,536	87,266	41,894	38,125

Realized gains (losses) on investments:
Capital gain distributions received	178,215	189,606	—	—	1,342	—
Net realized gain (loss)	121,209	71,733	(38,167)	(29,120)	199,722	132,936

Realized gains (losses)	299,424	261,339	(38,167)	(29,120)	201,064	132,936

Unrealized appreciation (depreciation) during the period	(251,885)	191,121	(130,341)	64,373	(840,219)	785,466

Net increase (decrease) in net assets from operations	24,125	428,190	(76,972)	122,519	(597,261)	956,527

Changes from principal transactions:
Purchase payments	—	—	945	700	3,873	3,205
Transfers between sub-accounts and the company	(101,449)	(23,302)	(20,830)	56,035	(62,792)	(20,515)
Withdrawals	(421,544)	(78,295)	(172,971)	(228,180)	(453,584)	(505,695)
Annual contract fee	(4,747)	(5,054)	(5,446)	(5,855)	(8,693)	(9,612)

Net increase (decrease) in net assets from principal transactions	(527,740)	(106,651)	(198,302)	(177,300)	(521,196)	(532,617)

Total increase (decrease) in net assets	(503,615)	321,539	(275,274)	(54,781)	(1,118,457)	423,910
Net assets at beginning of period	1,964,775	1,643,236	1,997,480	2,052,261	4,292,497	3,868,587

Net assets at end of period	$1,461,160	$1,964,775	$1,722,206	$1,997,480	$3,174,040	$4,292,497

	2018	2017	2018	2017	2018	2017
Units, beginning of period	36,113	36,834	102,487	111,746	218,201	247,503
Units issued	291	5,067	1,675	5,474	4,922	4,427
Units redeemed	(10,286)	(5,788)	(11,900)	(14,733)	(32,926)	(33,729)

Units, end of period	26,118	36,113	92,262	102,487	190,197	218,201

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Growth Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$63,963	$53,315	$203	$150	$3,997	$3,664
Expenses:
Mortality and expense risk and administrative charges	(32,943)	(37,750)	(361)	(12)	(2,385)	(146)

Net investment income (loss)	31,020	15,565	(158)	138	1,612	3,518

Realized gains (losses) on investments:
Capital gain distributions received	—	—	900	—	2,375	—
Net realized gain (loss)	64,518	103,824	764	—	(886)	1

Realized gains (losses)	64,518	103,824	1,664	—	1,489	1

Unrealized appreciation (depreciation) during the period	(522,761)	325,394	(606)	(36)	(16,776)	(2,283)

Net increase (decrease) in net assets from operations	(427,223)	444,783	900	102	(13,675)	1,236

Changes from principal transactions:
Purchase payments	150	—	—	—	—	—
Transfers between sub-accounts and the company	(66,837)	(126,782)	51,747	6,744	—	196,865
Withdrawals	(268,616)	(455,932)	(51,353)	—	(17,299)	—
Annual contract fee	(5,990)	(7,103)	(80)	(2)	(24)	(4)

Net increase (decrease) in net assets from principal transactions	(341,293)	(589,817)	314	6,742	(17,323)	196,861

Total increase (decrease) in net assets	(768,516)	(145,034)	1,214	6,844	(30,998)	198,097
Net assets at beginning of period	2,913,359	3,058,393	6,844	—	198,097	—

Net assets at end of period	$2,144,843	$2,913,359	$8,058	$6,844	$167,099	$198,097

	2018	2017	2018	2017	2018	2017
Units, beginning of period	195,490	237,644	475	—	15,490	—
Units issued	1,355	254	3,636	475	—	15,490
Units redeemed	(25,487)	(42,408)	(3,519)	—	(1,405)	—

Units, end of period	171,358	195,490	592	475	14,085	15,490

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity		M Large Cap Value		Managed Volatility Balanced Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$32	$39	$90	$91	$77,410	$79,526
Expenses:
Mortality and expense risk and administrative charges	(29)	(29)	(78)	(75)	(43,057)	(46,348)

Net investment income (loss)	3	10	12	16	34,353	33,178

Realized gains (losses) on investments:
Capital gain distributions received	—	—	447	303	227,231	137,091
Net realized gain (loss)	16	12	43	31	73,335	77,275

Realized gains (losses)	16	12	490	334	300,566	214,366

Unrealized appreciation (depreciation) during the period	(542)	447	(1,334)	431	(532,278)	198,917

Net increase (decrease) in net assets from operations	(523)	469	(832)	781	(197,359)	446,461

Changes from principal transactions:
Purchase payments	—	—	—	—	—	900
Transfers between sub-accounts and the company	—	—	—	—	167,992	10,174
Withdrawals	(68)	(63)	(179)	(156)	(561,090)	(565,681)
Annual contract fee	(3)	(3)	(7)	(7)	(7,445)	(8,437)

Net increase (decrease) in net assets from principal transactions	(71)	(66)	(186)	(163)	(400,543)	(563,044)

Total increase (decrease) in net assets	(594)	403	(1,018)	618	(597,902)	(116,583)
Net assets at beginning of period	2,495	2,092	6,501	5,883	3,656,665	3,773,248

Net assets at end of period	$1,901	$2,495	$5,483	$6,501	$3,058,763	$3,656,665

	2018	2017	2018	2017	2018	2017
Units, beginning of period	128	132	265	272	214,169	249,159
Units issued	—	—	—	—	16,274	3,387
Units redeemed	(3)	(4)	(8)	(7)	(39,877)	(38,377)

Units, end of period	125	128	257	265	190,566	214,169

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series NAV		Mid Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$5,019	$1,991	$—	$—	$25,155	$33,950
Expenses:
Mortality and expense risk and administrative charges	(5,325)	(4,746)	(54,687)	(48,324)	(38,124)	(41,380)

Net investment income (loss)	(306)	(2,755)	(54,687)	(48,324)	(12,969)	(7,430)

Realized gains (losses) on investments:
Capital gain distributions received	29,419	22,856	466,194	82,840	244,243	300,057
Net realized gain (loss)	6,164	13,353	135,499	66,536	88,830	110,543

Realized gains (losses)	35,583	36,209	601,693	149,376	333,073	410,600

Unrealized appreciation (depreciation) during the period	(90,632)	18,013	(616,061)	801,413	(640,180)	(83,449)

Net increase (decrease) in net assets from operations	(55,355)	51,467	(69,055)	902,465	(320,076)	319,721

Changes from principal transactions:
Purchase payments	—	—	625	475	720	720
Transfers between sub-accounts and the company	110,770	(76,564)	(240,722)	147,136	(241,109)	(131,777)
Withdrawals	(16,728)	(33,612)	(195,590)	(209,052)	(352,030)	(338,604)
Annual contract fee	(1,694)	(1,136)	(13,098)	(11,798)	(7,666)	(8,694)

Net increase (decrease) in net assets from principal transactions	92,348	(111,312)	(448,785)	(73,239)	(600,085)	(478,355)

Total increase (decrease) in net assets	36,993	(59,845)	(517,840)	829,226	(920,161)	(158,634)
Net assets at beginning of period	332,544	392,389	4,197,240	3,368,014	3,326,662	3,485,296

Net assets at end of period	$369,537	$332,544	$3,679,400	$4,197,240	$2,406,501	$3,326,662

	2018	2017	2018	2017	2018	2017
Units, beginning of period	10,804	15,095	59,229	58,847	66,760	77,010
Units issued	3,619	350	982	5,291	364	413
Units redeemed	(694)	(4,641)	(8,180)	(4,909)	(12,363)	(10,663)

Units, end of period	13,729	10,804	52,031	59,229	54,761	66,760

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Real Estate Securities Trust Series NAV		Short Term Government Income Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$87,813	$40,692	$29,536	$10,876	$55,366	$42,828
Expenses:
Mortality and expense risk and administrative charges	(69,447)	(80,674)	(21,925)	(23,567)	(34,729)	(37,174)

Net investment income (loss)	18,366	(39,982)	7,611	(12,691)	20,637	5,654

Realized gains (losses) on investments:
Capital gain distributions received	—	71	—	—	—	—
Net realized gain (loss)	—	—	153,473	48,517	(40,459)	(8,991)

Realized gains (losses)	—	71	153,473	48,517	(40,459)	(8,991)

Unrealized appreciation (depreciation) during the period	1	1,997	(244,474)	55,571	4,367	(15,825)

Net increase (decrease) in net assets from operations	18,367	(37,914)	(83,390)	91,397	(15,455)	(19,162)

Changes from principal transactions:
Purchase payments	1,800	—	—	450	518	—
Transfers between sub-accounts and the company	351,553	(65,006)	(50,297)	80,491	(10,936)	199,548
Withdrawals	(1,179,051)	(784,872)	(173,321)	(84,307)	(491,449)	(123,153)
Annual contract fee	(19,781)	(23,309)	(3,862)	(4,568)	(7,585)	(8,073)

Net increase (decrease) in net assets from principal transactions	(845,479)	(873,187)	(227,480)	(7,934)	(509,452)	68,322

Total increase (decrease) in net assets	(827,112)	(911,101)	(310,870)	83,463	(524,907)	49,160
Net assets at beginning of period	6,054,188	6,965,288	1,922,872	1,839,409	2,987,278	2,938,118

Net assets at end of period	$5,227,076	$6,054,188	$1,612,002	$1,922,872	$2,462,371	$2,987,278

	2018	2017	2018	2017	2018	2017
Units, beginning of period	602,947	689,582	40,982	41,141	193,185	188,811
Units issued	65,209	1,056	220	1,804	6,843	12,707
Units redeemed	(148,846)	(87,691)	(5,189)	(1,963)	(40,173)	(8,333)

Units, end of period	519,310	602,947	36,013	40,982	159,855	193,185

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series NAV
	2018	2017	2018 (a)	2017	2018	2017
Income:
Dividend distributions received	$16,848	$8,657	$—	$—	$28,087	$40,764
Expenses:
Mortality and expense risk and administrative charges	(21,855)	(22,049)	(58,251)	(52,550)	(48,579)	(52,990)

Net investment income (loss)	(5,007)	(13,392)	(58,251)	(52,550)	(20,492)	(12,226)

Realized gains (losses) on investments:
Capital gain distributions received	100,754	72,784	273,670	—	478,677	323,411
Net realized gain (loss)	55,274	69,648	188,291	(56,745)	128,535	185,862

Realized gains (losses)	156,028	142,432	461,961	(56,745)	607,212	509,273

Unrealized appreciation (depreciation) during the period	(342,594)	86,200	(627,108)	1,047,037	(1,059,607)	(410,839)

Net increase (decrease) in net assets from operations	(191,573)	215,240	(223,398)	937,742	(472,887)	86,208

Changes from principal transactions:
Purchase payments	—	—	550	325	1,905	2,760
Transfers between sub-accounts and the company	(8,947)	58,266	52,066	34,212	(109,575)	(205,957)
Withdrawals	(237,564)	(199,093)	(581,527)	(317,362)	(439,096)	(409,340)
Annual contract fee	(4,371)	(4,516)	(8,279)	(7,370)	(8,082)	(9,306)

Net increase (decrease) in net assets from principal transactions	(250,882)	(145,343)	(537,190)	(290,195)	(554,848)	(621,843)

Total increase (decrease) in net assets	(442,455)	69,897	(760,588)	647,547	(1,027,735)	(535,635)
Net assets at beginning of period	1,790,152	1,720,255	4,522,593	3,875,046	4,074,668	4,610,303

Net assets at end of period	$1,347,697	$1,790,152	$3,762,005	$4,522,593	$3,046,933	$4,074,668

	2018	2017	2018	2017	2018	2017
Units, beginning of period	63,894	69,385	197,856	212,146	58,913	68,324
Units issued	314	3,430	6,069	7,250	801	674
Units redeemed	(9,297)	(8,921)	(28,162)	(21,540)	(8,768)	(10,085)

Units, end of period	54,911	63,894	175,763	197,856	50,946	58,913

(a)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$58,294	$65,955	$87,301	$99,853	$14,001	$9,996
Expenses:
Mortality and expense risk and administrative charges	(27,213)	(29,774)	(92,265)	(91,623)	(10,355)	(6,229)

Net investment income (loss)	31,081	36,181	(4,964)	8,230	3,646	3,767

Realized gains (losses) on investments:
Capital gain distributions received	—	—	236,980	149,755	—	—
Net realized gain (loss)	(11,865)	(11,125)	514,686	343,767	(4,135)	(4,078)

Realized gains (losses)	(11,865)	(11,125)	751,666	493,522	(4,135)	(4,078)

Unrealized appreciation (depreciation) during the period	(54,964)	24,014	(1,173,531)	785,055	3,179	(3,141)

Net increase (decrease) in net assets from operations	(35,748)	49,070	(426,829)	1,286,807	2,690	(3,452)

Changes from principal transactions:
Purchase payments	—	700	3,210	3,420	—	200
Transfers between sub-accounts and the company	(751)	(156,561)	(66,489)	(51,382)	641,480	395,995
Withdrawals	(149,635)	(146,751)	(929,960)	(731,651)	(358,008)	(166,771)
Annual contract fee	(6,147)	(6,629)	(15,474)	(16,123)	(1,900)	(1,040)

Net increase (decrease) in net assets from principal transactions	(156,533)	(309,241)	(1,008,713)	(795,736)	281,572	228,384

Total increase (decrease) in net assets	(192,281)	(260,171)	(1,435,542)	491,071	284,262	224,932
Net assets at beginning of period	2,286,929	2,547,100	7,627,664	7,136,593	725,529	500,597

Net assets at end of period	$2,094,648	$2,286,929	$6,192,122	$7,627,664	$1,009,791	$725,529

	2018	2017	2018	2017	2018	2017
Units, beginning of period	123,826	140,746	259,580	289,381	58,904	40,390
Units issued	1,631	3,042	3,260	1,941	58,932	105,967
Units redeemed	(10,340)	(19,962)	(36,671)	(31,742)	(36,090)	(87,453)

Units, end of period	115,117	123,826	226,169	259,580	81,746	58,904

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 28 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer a class of units to fund Contracts issued by the Company. This class, Series NAV, represents an interest in the same Trust Portfolio, but in a different class of that Portfolio.

As a result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Small Cap Growth Trust Series NAV	Small Cap Stock Trust Series NAV	04/30/2018

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$98,180,891	—	—	98,180,891
Non Affiliated	$7,384	—	—	7,384

Total	$98,188,275	—	—	98,188,275

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$637,398	$3,790,568
Active Bond Trust Series NAV	315,826	786,563
Blue Chip Growth Trust Series NAV	1,328,978	1,712,193
Capital Appreciation Trust Series NAV	544,656	409,146
Core Bond Trust Series NAV	127,105	385,281
Equity Income Trust Series NAV	1,507,224	1,896,234
Financial Industries Trust Series NAV	260,272	511,296
Fundamental All Cap Core Trust Series NAV	1,330,331	1,266,903
Global Bond Trust Series NAV	180,172	155,268
Health Sciences Trust Series NAV	197,251	570,189
High Yield Trust Series NAV	146,742	253,508
International Equity Index Series NAV	179,680	657,641
International Value Trust Series NAV	81,153	391,427
Lifestyle Balanced Portfolio Series NAV	52,851	51,793
Lifestyle Growth Portfolio Series NAV	6,372	19,708
M International Equity	32	100
M Large Cap Value	538	265
Managed Volatility Balanced Portfolio Series NAV	579,254	718,214
Mid Cap Index Trust Series NAV	147,910	26,450
Mid Cap Stock Trust Series NAV	508,042	545,319
Mid Value Trust Series NAV	284,689	653,500
Money-Market Trust Series NAV	741,314	1,568,426
Real Estate Securities Trust Series NAV	38,847	258,715
Short Term Government Income Trust Series NAV	158,663	647,478
Small Cap Index Trust Series NAV	126,989	282,124
Small Cap Stock Trust Series NAV	414,854	736,625
Small Cap Value Trust Series NAV	553,818	650,481
Total Bond Market Series Trust NAV	87,161	212,614
Total Stock Market Index Trust Series NAV	415,128	1,191,826
Ultra Short Term Bond Trust Series NAV	739,644	454,425

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series NAV (*)	2018	371	$42.12 to $23.52	$15,539	1.25 % to 1.00%	1.30%	-5.59 % to -5.82%
	2017	446	44.72 to 24.91	19,890	1.25 to 1.00	1.71	20.33 to 20.04
	2016	502	37.26 to 20.70	18,624	1.25 to 1.00	1.75	10.53 to 10.26
	2015	548	33.79 to 18.73	18,436	1.25 to 1.00	1.68	0.14 to -0.10
	2014	605	33.83 to 18.70	20,333	1.25 to 1.00	1.58	12.30 to 12.02

Active Bond Trust Series NAV (*)	2018	285	25.77 to 19.42	5,535	1.25 to 1.00	3.10	-1.54 to -1.79
	2017	315	26.17 to 19.77	6,232	1.25 to 1.00	3.50	3.85 to 3.58
	2016	338	25.20 to 19.09	6,454	1.25 to 1.00	3.47	3.45 to 3.19
	2015	393	24.36 to 18.50	7,275	1.25 to 1.00	4.94	-0.89 to -1.12
	2014	438	24.57 to 18.71	8,192	1.25 to 1.00	3.62	5.90 to 5.65

Blue Chip Growth Trust Series NAV (*)	2018	313	106.11 to 22.70	7,622	1.25 to 1.00	0.06	1.02 to 0.77
	2017	376	105.04 to 22.53	8,969	1.25 to 1.00	0.12	34.98 to 34.64
	2016	433	77.81 to 16.73	7,625	1.25 to 1.00	0.05	-0.15 to -0.40
	2015	511	77.93 to 16.80	8,955	1.25 to 1.00	0.00	10.02 to 9.75
	2014	547	70.83 to 20.82	8,706	1.25 to 1.00	0.00	8.03 to 7.76

Capital Appreciation Trust Series NAV (*)	2018	249	31.47 to 9.61	2,390	1.25 to 1.00	0.35	-1.71 to -1.95
	2017	279	32.02 to 9.80	2,734	1.25 to 1.00	0.11	35.16 to 34.81
	2016	324	23.69 to 7.27	2,353	1.25 to 1.00	0.01	-1.98 to -2.22
	2015	367	24.17 to 7.43	2,727	1.25 to 1.00	0.02	10.37 to 10.08
	2014	392	21.90 to 18.57	2,644	1.25 to 1.00	0.08	8.59 to 8.33

Core Bond Trust Series NAV (*)	2018	135	15.69 to 15.69	2,114	1.25 to 1.25	2.51	-1.77 to -1.77
	2017	153	15.97 to 15.97	2,448	1.25 to 1.25	2.18	2.19 to 2.19
	2016	158	15.62 to 15.62	2,476	1.25 to 1.25	2.03	1.45 to 1.45
	2015	165	15.40 to 15.40	2,539	1.25 to 1.25	2.36	-2.47 to -2.47

Equity Income Trust Series NAV (*)	2018	325	42.79 to 26.12	8,497	1.25 to 1.00	1.86	-10.41 to -10.64
	2017	385	47.76 to 29.23	11,267	1.25 to 1.00	2.22	15.12 to 14.84
	2016	464	41.49 to 25.46	11,813	1.25 to 1.00	2.29	18.00 to 17.70
	2015	504	35.16 to 21.63	10,903	1.25 to 1.00	1.97	-7.59 to -7.82
	2014	538	38.05 to 23.46	12,630	1.25 to 1.00	1.84	6.48 to 6.21

Financial Industries Trust Series NAV (*)	2018	113	26.03 to 24.67	2,775	1.25 to 1.00	1.15	-15.23 to -15.44
	2017	128	30.71 to 29.17	3,735	1.25 to 1.00	1.23	14.15 to 13.86
	2016	143	26.91 to 25.62	3,654	1.25 to 1.00	1.52	18.28 to 17.99
	2015	162	22.75 to 21.71	3,508	1.25 to 1.00	1.03	-3.55 to -3.80
	2014	177	23.58 to 22.57	3,992	1.25 to 1.00	0.74	7.56 to 7.29

Fundamental All Cap Core Trust Series NAV (*)	2018	472	28.82 to 15.67	7,400	1.25 to 1.00	0.46	-14.02 to -14.24
	2017	529	33.52 to 18.28	9,653	1.25 to 1.00	0.78	26.49 to 26.18
	2016	578	26.50 to 14.48	8,372	1.25 to 1.00	0.66	7.32 to 7.05
	2015	649	24.69 to 13.53	8,779	1.25 to 1.00	0.00	3.05 to 2.79
	2014	722	23.96 to 13.16	9,503	1.25 to 1.00	0.44	8.72 to 8.45

Global Bond Trust Series NAV (*)	2018	68	19.91 to 19.91	1,362	1.25 to 1.25	2.82	-2.95 to -2.95
	2017	68	20.52 to 20.52	1,403	1.25 to 1.25	2.37	7.36 to 7.36
	2016	74	19.11 to 19.11	1,407	1.25 to 1.25	0.00	1.87 to 1.87
	2015	81	18.76 to 18.76	1,529	1.25 to 1.25	2.52	-4.70 to -4.70
	2014	92	25.57 to 19.68	1,808	1.25 to 1.00	0.98	1.40 to 1.14

Health Sciences Trust Series NAV (*)	2018	26	55.96 to 14.23	1,461	1.25 to 1.25	0.00	-0.48 to -0.49
	2017	36	56.23 to 14.30	1,965	1.25 to 1.25	0.00	26.02 to 26.02
	2016	37	44.62 to 44.62	1,643	1.25 to 1.25	0.10	-11.65 to -11.65
	2015	44	50.51 to 50.51	2,235	1.25 to 1.25	0.00	11.36 to 11.36
	2014	43	45.36 to 42.00	1,949	1.25 to 1.25	0.00	30.21 to 30.21

High Yield Trust Series NAV (*)	2018	92	18.67 to 18.67	1,722	1.25 to 1.25	6.03	-4.23 to -4.23
	2017	102	19.50 to 19.50	1,997	1.25 to 1.25	5.47	6.12 to 6.12
	2016	112	18.37 to 18.37	2,052	1.25 to 1.25	6.66	15.11 to 15.11
	2015	141	15.96 to 15.96	2,254	1.25 to 1.25	7.35	-9.51 to -9.51
	2014	153	18.36 to 17.64	2,701	1.25 to 1.00	6.59	-0.99 to -1.23

International Equity Index Series NAV (*)	2018	190	17.55 to 16.70	3,174	1.25 to 1.00	2.31	-14.95 to -15.16
	2017	218	20.64 to 19.68	4,292	1.25 to 1.00	2.16	26.19 to 25.87
	2016	248	16.35 to 15.64	3,869	1.25 to 1.00	2.65	3.39 to 3.14
	2015	274	15.82 to 15.16	4,154	1.25 to 1.00	2.37	-6.75 to -6.98
	2014	299	16.96 to 16.30	4,865	1.25 to 1.00	2.97	-5.52 to -5.76

International Value Trust Series NAV (*)	2018	171	13.15 to 12.52	2,145	1.25 to 1.00	2.42	-15.80 to -16.01
	2017	195	15.62 to 14.90	2,913	1.25 to 1.00	1.77	16.09 to 15.80
	2016	238	13.46 to 12.87	3,058	1.25 to 1.00	2.21	11.07 to 10.81
	2015	272	12.12 to 11.61	3,160	1.25 to 1.00	1.90	-8.64 to -8.87
	2014	296	13.67 to 13.26	3,777	1.25 to 1.00	2.91	-13.35 to -13.57

Lifestyle Balanced Portfolio Series NAV (*)	2018	1	13.60 to 13.60	8	1.25 to 1.25	0.70	-5.57 to -5.57

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Lifestyle Balanced Portfolio Series NAV (*)	2017	(f)	0	$14.40 to $14.40	$7	1.25 % to 1.25%	15.80%	10.98 % to 10.98%

Lifestyle Growth Portfolio Series NAV (*)	2018		14	11.86 to 11.86	167	1.25 to 1.25	2.09	-7.23 to -7.23
	2017	(f)	15	12.79 to 12.79	198	1.25 to 1.25	31.56	2.31 to 2.31

M International Equity	2018		0	15.21 to 15.21	2	1.25 to 1.25	1.39	-21.55 to -21.55
	2017		0	19.39 to 19.39	2	1.25 to 1.25	1.65	22.52 to 22.52
	2016		0	15.83 to 15.83	2	1.25 to 1.25	1.51	-1.29 to -1.29

M Large Cap Value	2018		0	21.33 to 21.33	5	1.25 to 1.25	1.43	-13.16 to -13.16
	2017		0	24.56 to 24.56	7	1.25 to 1.25	1.50	13.56 to 13.56
	2016		0	21.62 to 21.62	6	1.25 to 1.25	2.52	8.27 to 8.27

Managed Volatility Balanced Portfolio Series NAV (*)	2018		191	17.58 to 16.04	3,059	1.25 to 1.25	2.24	-6.00 to -6.00
	2017		214	18.70 to 17.06	3,657	1.25 to 1.25	2.14	12.73 to 12.73
	2016		249	16.59 to 15.14	3,773	1.25 to 1.25	2.05	3.61 to 3.61
	2015		289	16.01 to 14.61	4,227	1.25 to 1.25	2.56	-3.41 to -3.41
	2014		273	17.26 to 16.58	4,139	1.25 to 1.00	2.81	3.22 to 2.96

Mid Cap Index Trust Series NAV (*)	2018		14	26.92 to 14.32	370	1.25 to 1.25	1.17	-12.55 to -12.55
	2017		11	30.78 to 16.37	333	1.25 to 1.25	0.52	14.43 to 14.42
	2016		15	26.90 to 14.31	392	1.25 to 1.25	1.09	18.69 to 18.68
	2015		24	22.67 to 22.67	535	1.25 to 1.25	1.05	-3.75 to -3.75
	2014		25	23.55 to 23.55	594	1.25 to 1.25	0.99	8.04 to 8.04

Mid Cap Stock Trust Series NAV (*)	2018		52	70.72 to 15.20	3,679	1.25 to 1.25	0.00	-2.76 to -2.76
	2017		59	72.72 to 15.63	4,197	1.25 to 1.25	0.00	27.06 to 27.06
	2016		59	57.23 to 12.30	3,368	1.25 to 1.25	0.00	-0.67 to -0.67
	2015		66	57.62 to 57.62	3,776	1.25 to 1.25	0.00	1.76 to 1.76
	2014		79	56.62 to 21.84	4,469	1.25 to 1.25	0.14	6.77 to 6.77

Mid Value Trust Series NAV (*)	2018		55	44.00 to 43.44	2,407	1.25 to 1.00	0.82	-11.57 to -11.79
	2017		67	49.88 to 49.12	3,327	1.25 to 1.00	1.03	10.35 to 10.07
	2016		77	45.32 to 44.52	3,485	1.25 to 1.00	1.21	22.86 to 22.55
	2015		81	36.98 to 36.24	2,984	1.25 to 1.00	1.16	-4.37 to -4.60
	2014		89	38.76 to 37.89	3,456	1.25 to 1.00	0.80	9.60 to 9.33

Money-Market Trust Series NAV (*)	2018		519	12.57 to 10.06	5,227	1.25 to 1.00	1.57	0.58 to 0.35
	2017		603	12.50 to 10.03	6,054	1.25 to 1.00	0.63	-0.38 to -0.58
	2016		690	12.54 to 10.09	6,965	1.25 to 1.00	0.16	-0.58 to -0.73

Real Estate Securities Trust Series NAV (*)	2018		36	114.13 to 44.69	1,612	1.25 to 1.00	1.68	-4.38 to -4.62
	2017		41	119.36 to 46.85	1,923	1.25 to 1.00	0.58	5.20 to 4.94
	2016		41	113.46 to 44.65	1,839	1.25 to 1.00	3.27	5.90 to 5.63
	2015		49	107.14 to 42.27	2,074	1.25 to 1.00	1.89	1.78 to 1.52
	2014		53	105.27 to 41.63	2,224	1.25 to 1.00	1.68	30.44 to 30.12

Short Term Government Income Trust Series NAV (*)	2018		160	15.43 to 12.59	2,462	1.25 to 1.25	1.99	-0.34 to -0.34
	2017		193	15.48 to 12.63	2,987	1.25 to 1.25	1.44	-0.61 to -0.62
	2016		189	15.58 to 12.71	2,938	1.25 to 1.25	1.64	-0.59 to -0.61
	2015		190	15.67 to 12.79	2,974	1.25 to 1.25	1.76	-0.54 to -0.54
	2014		202	15.76 to 13.34	3,182	1.25 to 1.00	2.05	0.17 to -0.04

Small Cap Index Trust Series NAV (*)	2018		55	24.54 to 24.54	1,348	1.25 to 1.25	0.96	-12.40 to -12.40
	2017		64	28.01 to 28.01	1,790	1.25 to 1.25	0.49	13.01 to 13.01
	2016		69	24.79 to 24.79	1,720	1.25 to 1.25	1.14	19.52 to 19.52
	2015		85	20.74 to 20.74	1,771	1.25 to 1.25	1.06	-5.78 to -5.78
	2014		94	22.01 to 22.01	2,061	1.25 to 1.25	0.97	3.40 to 3.40

Small Cap Stock Trust Series NAV (*)	2018	(e)	176	23.11 to 21.99	3,762	1.25 to 1.00	0.00	-6.16 to -6.40
	2017		198	24.63 to 23.49	4,523	1.25 to 1.00	0.00	25.44 to 25.13
	2016		212	19.63 to 18.77	3,875	1.25 to 1.00	0.00	1.25 to 1.00
	2015		236	19.39 to 18.59	4,265	1.25 to 1.00	0.00	-9.69 to -9.92
	2014		264	22.56 to 21.47	5,301	1.25 to 1.00	0.00	6.53 to 6.26

Small Cap Value Trust Series NAV (*)	2018		51	59.80 to 12.91	3,047	1.25 to 1.25	0.72	-13.53 to -13.53
	2017		59	69.15 to 14.93	4,075	1.25 to 1.25	0.96	2.50 to 2.50
	2016		68	67.47 to 14.57	4,610	1.25 to 1.25	0.74	21.15 to 21.15
	2015		79	55.69 to 55.69	4,380	1.25 to 1.25	0.51	-2.54 to -2.54
	2014		86	58.02 to 57.14	4,907	1.25 to 1.15	0.68	6.02 to 5.92

Total Bond Market Series Trust NAV (*)	2018		115	19.14 to 18.21	2,095	1.25 to 1.00	2.66	-1.23 to -1.47
	2017		124	19.38 to 18.49	2,287	1.25 to 1.00	2.77	2.32 to 2.07
	2016		141	18.94 to 18.11	2,547	1.25 to 1.00	2.55	1.43 to 1.18
	2015		148	18.67 to 17.90	2,649	1.25 to 1.00	2.73	-0.69 to -0.94
	2014		165	18.80 to 18.07	2,974	1.25 to 1.00	3.08	5.00 to 4.74

Total Stock Market Index Trust Series NAV (*)	2018		226	27.39 to 27.39	6,192	1.25 to 1.25	1.18	-6.82 to -6.82

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Total Stock Market Index Trust Series NAV (*)	2017	260	$29.39 to $29.39	$7,628	1.25 % to 1.25%	1.36%	19.15 % to 19.15%
	2016	289	24.67 to 24.67	7,137	1.25 to 1.25	1.48	10.98 to 10.98
	2015	331	22.23 to 22.23	7,351	1.25 to 1.25	1.35	-1.77 to -1.77
	2014	365	22.63 to 22.63	8,247	1.25 to 1.25	1.23	10.08 to 10.08

Ultra Short Term Bond Trust Series NAV (*)	2018	82	12.36 to 12.36	1,010	1.25 to 1.25	1.68	0.30 to 0.30
	2017	59	12.32 to 12.32	726	1.25 to 1.25	2.00	-0.61 to -0.61
	2016	40	12.40 to 12.40	501	1.25 to 1.25	2.06	-0.56 to -0.56
	2015	1	12.47 to 12.47	8	1.25 to 1.25	0.00	-0.27 to -0.27

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

(f)	Sub-account available in prior year but no activity.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 1.00% and 1.25% of net assets of the sub-account depending on the type of contract.

29

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

January 1, 2010	John Hancock Variable Annuity Account JF	John Hancock Life Insurance Company (U.S.A.) Separate Account T

*     *     *     *     *

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS.

(A)	FINANCIAL STATEMENTS.

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account T. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(B) EXHIBITS:

1.	(a	)	John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(b)	John Hancock Life Insurance Company (U.S.A.) Board Resolution(s) accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account T - incorporated by reference to Exhibit (24)(B)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

2.		Not Applicable.

3.	(a)	Distribution and Servicing Agreement dated February 17, 2009 - incorporated by reference to Exhibit (24)(b)(3)(ii) to Post-Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement - incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.

4.	(a)	Form of group deferred combination fixed and variable annuity contract and certificate, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 033-64947, filed on July 16, 1996.

	(b)	Form of nursing home waiver of CDSL rider, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(c)	Form of one year stepped-up death benefit rider, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(d)	Form of accidental death benefit rider, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(e)	Form of Endorsement dated December 31, 2009 applicable to contracts, policies and certificates as a result of the merger of John Hancock Variable Life Insurance into John Hancock Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (24)(B)(4)(e) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

5.		Form of contract application, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

6.	(a)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(b)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(c)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(d)	By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(e)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

(f)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A) (formerly, The Manufacturers Life Insurance Company (U.S.A) dated June 7, 2000—Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(g)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A) (formerly, The Manufacturers Life Insurance Company (U.S.A) dated March 12, 1999—Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

	(h)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(i)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(j)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

7.		Not Applicable.

8.		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York - incorporated by reference to Exhibit (24)(B)(8)(a) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

(b)	(1)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-
Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an Order granting Confidential Treatment granted by the SEC on
March 29, 2019.]

(2) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an Order granting Confidential Treatment granted by the SEC on March 29, 2019.]

	(c)	(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(iii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

9.	(a)	Opinion and Consent of Counsel, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 033-64947, filed on July 16, 1996.

	(b)	Opinion and Consent of Counsel- incorporated by reference to Exhibit 24(B)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

10.	(a)	Representation of counsel (included as part of its opinion filed as Exhibit 9(b) and incorporated herein by reference).

	(b)	(i) Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP of Boston, Massachusetts - [FILED HEREWITH].

(ii) Consent of Independent Registered Public Accounting Firm for Manulife Financial Corporation - Ernst & Young LLP of Toronto, Ontario, Canada. [FILED HEREWITH]

	(c)	Powers of Attorney for: James R. Boyle; Thomas Borshoff; Ruth Ann Fleming; James D. Gallagher; Scott S. Hartz; Rex Schlaybaugh, Jr. and John G. Vrysen - incorporated by reference to Exhibit 24(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

	(d)	Powers of Attorney for Paul M. Connolly and Steven Finch, incorporated by reference to Exhibit 24(B)(10)(d) to this Registration Statement filed on Form N-4, File No. 333-164140, filed on May 2, 2011.

	(e)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(e) to this Registration Statement, File No. 333-164140, filed on April 30, 2012.

	(f)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(B)(10)(e) to this Registration Statement, filed on Form N-4, File No. 333-164140, filed on April 25, 2013.

	(g)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(B)(10)(g) to this Registration Statement, filed on Form N-4, File No. 333-164140, filed on April 28, 2014.

	(h)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(B)(10)(h) to this Registration Statement, filed on Form N-4, File No. 333-164140, filed on April 28, 2017.

	(i)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(i) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-164140, filed on April 27, 2018.

	(j)	Power of Attorney for Brooks Tingle. [FILED HEREWITH]

11.	Not Applicable.

12.	Not Applicable.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 8, 2019

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison 200 Berkeley Street Boston, MA 02116..........................................................................	Chair, President & Chief Executive Officer

Paul M. Connolly 75 Indian Spring Road Milton, MA 02186..........................................................................	Director

James D. Gallagher 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Executive Vice President

Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243............................................................................	Director

Brooks Tingle 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Senior Vice President

John G. Vrysen 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Vice President

Henry H. Wong 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Executive Vice Presidents
Andrew G. Arnott*.........................................................................
Christopher Paul Conkey**............................................................
Gregory Framke*............................................................................
Gretchen Garrigues*.......................................................................
Scott S. Hartz**..............................................................................	Chief Investment Officer – U.S. Investments
Naveed Irshad**.............................................................................	Head of Legacy Business
Halina K. von dem Hagen***.........................................................	Treasurer

Senior Vice Presidents
Emanuel Alves*..............................................................................	General Counsel
John C.S. Anderson**....................................................................
Michael Biagiotti*..........................................................................
Kevin J. Cloherty**........................................................................
Steven F. Dorval*...........................................................................
Barbara Goose*...............................................................................	Chief Marketing Officer
Linda Levyne*................................................................................
Patrick McGuinness*......................................................................
William McPadden**.....................................................................
Joelle Metzman**...........................................................................
Patrick M. Murphy*........................................................................
Lee Ann Murray**..........................................................................
Sebastian Pariath*...........................................................................	Head of Operations and Chief Information Officer
Alan R. Seghezzi**.........................................................................
Martin Sheerin*...............................................................................	Chief Financial Officer
Curt Smith*.....................................................................................
Anthony Teta*................................................................................
Leo Zerilli**...................................................................................

Vice Presidents
Lynda Abend*....................................................................................
John Addeo**....................................................................................
Abigail M. Armstrong**....................................................................
Kevin Askew**..................................................................................
Dwayne Bertrand**...........................................................................
Zahir Bhanji***.................................................................................	CFO JH Insurance
Stephen J. Blewitt**..........................................................................
Alan M. Block**................................................................................
John Bourgault**...............................................................................	Senior Counsel
Paul Boyne**.....................................................................................
Ian B. Brodie**..................................................................................
Ted Bruntrager*.................................................................................	Chief Risk Officer
Grant Buchanan***...........................................................................
Daniel C. Budde**.............................................................................
Robert Burrow**...............................................................................
Jennifer Toone Campanella**...........................................................
Thomas Carlisle**.............................................................................
Rick A. Carlson*................................................................................
Patricia Rosch Carrington**..............................................................
Todd J. Cassler*.................................................................................
Ken K. Cha*.......................................................................................
Brian Collins*....................................................................................
Marcelle Dahar*................................................................................
Kenneth D’Amato*............................................................................
John J. Danello**...............................................................................
Andreas Deutschmann*.....................................................................
Robert Donahue*...............................................................................
Jeffrey Duckworth*...........................................................................
Carolyn Flanagan**...........................................................................
Lauren Marx Fleming**....................................................................
Philip J. Fontana**............................................................................
Carl O. Fowler**...............................................................................
Ryan Fox*..........................................................................................
Scott Francolini*................................................................................
Paul Gallagher**................................................................................
Thomas C. Goggins**.......................................................................
Susan Ghalili*....................................................................................
Geoff Gittins****..............................................................................
Jeffrey N. Given**.............................................................................
Howard C. Greene**.........................................................................
Christopher Griswold*.......................................................................
Richard Harris***..............................................................................	Appointed Actuary
Ellie Harrison*...................................................................................	US Human Resources
John Hatch*.......................................................................................

Michael Hession*............................................................................
Kevin Hill*......................................................................................
James C. Hoodlet*...........................................................................
Steven Hutcheon**..........................................................................
Daniel S. Janis III**........................................................................
Mitchell Karman**..........................................................................	CCO & Counsel
Recep C. Kendircioglu**................................................................
Neal P. Kerins*................................................................................
Frank Knox**..................................................................................	CCO – Retail Funds/Separate Accounts
Hung Ko***.....................................................................................	Treasury
Diane R. Landers**.........................................................................
Scott Lively**..................................................................................
Jeffrey H. Long**............................................................................
Jennifer Lundmark*.........................................................................
Patrick MacDonnell**.....................................................................
Nathaniel I. Margolis**...................................................................	Chief Counsel
Christopher Maryanopolis*.............................................................
Robert Maulden**...........................................................................
John B. Maynard**..........................................................................
Karen McCafferty**........................................................................
Scott A. McFetridge**....................................................................
Jonathan McGee**..........................................................................
Ann McNally*.................................................................................
Michael McNamara*.......................................................................
Steven E. Medina**.........................................................................
Maureen Milet**.............................................................................	CCO – Investments
Scott Morin*....................................................................................
Camille Mucci**.............................................................................
Jeffrey H. Nataupsky**...................................................................
Scott Navin**..................................................................................
Sinead O’Connor*...........................................................................
Jacques Ouimet*..............................................................................
Jeffrey Packard**............................................................................
Gary M. Pelletier**.........................................................................
David Pemstein**............................................................................
Charlie Philbrook*...........................................................................
David Plumb*..................................................................................
Tracey Polsgrove*...........................................................................
Rahim Rajpur*.................................................................................

Jill Rebman***...............................................................................
Charles A. Rizzo**.........................................................................
Robert William Rizzo*...................................................................
Susan Roberts*...............................................................................
Keri Rogers**.................................................................................
Ian Roke**......................................................................................
Josephine M. Rollka*.....................................................................
Ken Ross*.......................................................................................
Ronald J. Rovner*..........................................................................
Devon Russell*...............................................................................
Lisa Anne Ryan*............................................................................
Thomas Samoluk**........................................................................
Emory W. Sanders*........................................................................
Jeffrey R. Santerre**......................................................................
Martin C. Schafer*.........................................................................
Christopher L. Sechler**................................................................
Thomas Shea**...............................................................................
Gordon Shone**.............................................................................
Susan Simi**..................................................................................
Darren Smith**..............................................................................
Rob Stanley*..................................................................................
Paddy Subbaraman**.....................................................................
Wilfred Talbot*..............................................................................
Gary Tankersley*...........................................................................
Nathan Thooft**.............................................................................
Tony Todisco*................................................................................
Brian E. Torrisi**...........................................................................
Len van Greuning*.........................................................................
Simonetta Vendittelli*....................................................................	Controller
Peter de Vries*...............................................................................
Lisa Ann Welch**..........................................................................
Adam Wise**.................................................................................
R. Blake Witherington**................................................................
Sameh Youssef*.............................................................................
Ross Zilber*....................................................................................

*	Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2018 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2018

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
93%
51.1%
Manulife Asset Management (Thailand) Company Limited (Thailand)
48.9%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
59.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
99.9%
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

ITEM 27. NUMBER OF CONTRACT OWNERS

Outstanding, as of March 31, 2019, were 77 qualified contracts and 160 non-qualified contracts for Declaration Variable Annuity and 18 qualified contracts and 27 nonqualified contracts for Patriot Variable Annuity of the series offered.

ITEM 28. INDEMNIFICATION

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)

Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)

John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of James C. Hoodlet**, Alan Seghezzi**, Martin Sheerin**, and Christopher M. Walker*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
**	Principal business office is 200 Berkeley Street, Boston, MA 02116

(c)	None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)

The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)

The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT T
(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Marianne Harrison
Marianne Harrison
Chair and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Marianne Harrison
Marianne Harrison
Chair and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 26th day of April, 2019.

Signature	Title

/s/ Marianne Harrison	Chair and President
Marianne Harrison	(Principal Executive Officer)

/s/ Martin Sheerin	Senior Vice President and Chief Financial Officer
Martin Sheerin	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Paul M. Connolly

*	Director
James D. Gallagher

*	Director
Rex Schlaybaugh, Jr.

*	Director
Brooks Tingle

*	Director
John G. Vrysen

*	Director
Linda A. Davis Watters

Director
Henry H. Wong

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

INDEX TO EXHIBITS

FORM N-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

Exhibits
24(B)(10)(b)(i)	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP of Boston, MA.
24(B)(10)(b)(ii)	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP of Toronto, Ontario, Canada.
24(B)(10)(j)	Power of Attorney for Brooks Tingle